EXHIBIT 10.13

Certain information has been excluded from this agreement, indicated by blacked out wording, because such information is (i) not material and (ii) would be competitively harmful if publically disclosed.

Letter of Intent

This Letter of Intent (“LOI”) is made this 4th day of August, 2021 (the, “LOI Effective Date”) by and between Mastronardi Produce Limited (“Mastronardi”), and Vetanova Inc., a Nevada corporation (“Vetanova”), in connection with a potential business venture among the parties relating to the development or acquisition by Vetanova of assets and property to acquire protected agriculture facilities, including controlled environment high-tech greenhouses for the manufacturing, distribution, marketing and sale of fresh produce to local and other markets within the United States and elsewhere (the, “Business Venture”). In this LOI, the term “Territory” means the geographic area that encompasses North America (including, the United States, Canada and Mexico). Mastronardi and Vetanova are collectively referred to as the “parties” and individually as a “party.”

1. Purpose

The purpose of this LOI is to define a framework under which all fresh produce that is grown, harvested and/or packaged from protected agriculture facilities, assets or operations and ancillary property therewith, including controlled environment high-tech greenhouses located within the Territory, that are directly or indirectly any or all of, developed, acquired, operated, financed, owned or leased by Vetanova, including their respective subsidiaries and Affiliates and persons with direct, indirect or common control of Vetanova (in each case, a “Vetanova Facility” and collectively, the “Vetanova Facilities”) will be purchased by Mastronardi for marketing, distribution and sale to its customers within the Territory and elsewhere. The crops intended to be grown at the Vetanova Facilities consist of fresh fruits and vegetables, including tomatoes, peppers, cucumbers, berries, lettuce and other leafy greens (collectively, the “Products”).

2. Obligations of the Parties

The parties to this LOI acknowledge that except as expressly set forth in the below Binding Provisions Section 4 (the, “Binding Provisions”), no contractual relationship or obligation is created by this LOI. Except for the Binding Provisions, the other terms, timing, and plans included in this LOI are non-binding. The parties have entered into this LOI with the express understanding that except for the Binding Provisions, regardless of: (i) this LOI; (ii) any response thereto; (iii) any oral or other written communication; or (iv) any document that may be sent by or on behalf of either Mastronardi or Vetanova to the other, indicating assent to one or more provisions of a prospective agreement incident to the Business Venture contemplated in this LOI, there are and will be no other agreements obligating either Mastronardi or Vetanova to one another, or to any term or provision in this LOI, unless and until additional written agreements are approved, executed and delivered to the other party by both Mastronardi and Vetanova or their respective Affiliate with respect to the Business Venture (collectively, the “Additional Agreements”). Further, the understanding contained in the previous sentence shall nullify any claim that the parties are obligated to each other because of the performance by either party of any act, expenditure of time, money or effort in connection with the proposed Business Venture except with respect to the Binding Provisions.

3. The Proposed Framework

3.1.1. An overview of the Business Venture further includes the following framework which is consistent with the Binding Provisions of Section 4.

3.1.1.1. The initial Vetanova Facilities to be developed or acquired by Vetanova are expected to be located in Pueblo County, Colorado. The specific location and type of protected agriculture facility, including the amount of production acreage and Products to be grown, harvested, package, and in turn sold to Mastronardi, is yet to be determined and will be set forth as addendum(s) to the Master Exclusive Purchase and Marketing Agreement in accordance with its terms. The master exclusive long-term purchase and marketing agreement (the, “Purchase and Marketing Agreement”) will provide that each Vetanova Facility have an initial term equal to ten (10) years. Vetanova will also require that each tenant or non-owner operator (in each case, a “Tenant”), as a condition of such lease or occupancy of any Vetanova Facility, execute an addendum to be bound to the terms and conditions of the Purchase and Marketing Agreement with respect to such applicable Vetanova Facility, or at Mastronardi’s election, a separate exclusive Purchase and Marketing Agreement upon the same material terms and conditions of the Purchase and Marketing Agreement, such election as determined by Mastronardi.

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3.1.1.2. The Purchase and Marketing Agreement will require that all of the Products that meet certain requirements that are manufactured, grown, harvested or packaged at the Vetanova Facilities be exclusively sold by Vetanova (or the applicable Tenant) and purchased by Mastronardi, to be in turn, marketed, distributed and sold by Mastronardi to its customers in accordance with the terms and conditions of the Purchase and Marketing Agreement. The Parties will add any expansion in production of Products at the Vetanova Facilities and any and all additional Vetanova Facilities within the Territory as addendums to the Purchase and Marketing Agreement, to be effective upon the date of first commercial production of Products.

3.1.2. Non-Binding Provision - Mastronardi Recommendations. Mastronardi may be asked to provide certain general recommendations to Vetanova based upon Mastronardi’s experience in the protected agriculture industry (the, “Mastronardi Recommendations”) and not in any professional or other capacity that would give rise to any duty, fiduciary or otherwise. The Mastronardi Recommendations may include recommendations related to the following: future site selection, future identification of governmental and other incentives and grants, general and subcontractor selection, selection of materials and equipment, selection of operational technology, crop selection and growing recommendations. Any binding obligation to provide Mastronardi Recommendations shall be set forth in the Additional Agreements.

4. Binding Provisions

The terms and conditions of this Binding Provisions Section 4 is intended to be and is legally binding on the parties. Any legally binding obligations with respect to the contemplated transaction beyond these Binding Provisions will only arise upon execution of any Additional Agreements with respect to such transactions.

4.1. Purchase and Marketing Agreement. Mastronardi shall be granted the exclusive right to sell and market all US Grade No. 1 Products produced from all Vetanova Facilities at market prices in accordance with the terms and conditions of the Purchase and Marketing Agreement. For each sale, Mastronardi shall be paid a marketing fee in an amount equal to ten percent (10%) of the gross sale price plus all costs incurred in the sale and distribution of Products. The parties hereby agree to be bound and incorporate by reference the Purchase and Marketing Agreement attached as Exhibit A, including all addendums and as may be amended and superseded from time to time. Upon identification of the geographical location of the first Vetanova Facility, the parties shall execute the Purchase and Marketing Agreement and all addendums thereto, provided that the failure of the parties to execute such agreement shall not invalidate its applicability and terms, which are hereby expressly agreed and binding upon the parties.

4.2. No Transfer of Interest to a Competitor. No holder of a direct or indirect debt or equity interests in Vetanova (including a convertible interest) may directly or indirectly sell, assign, transfer, pledge, encumber or otherwise alienate, hypothecate, or dispose of any such debt or equity interest in a Vetanova Facility to any Person or entity that competes with the Mastronardi Business (the capitalized terms, “Person” and “Mastronardi Business” including the term “Mastronardi Products” contained within such definition, shall have the meanings prescribed in the Purchase and Marketing Agreement.)

4.3. No Restrictions on Mastronardi’s Ability to Market Products. Notwithstanding anything to the contrary in this LOI or otherwise, in no event will Mastronardi be prohibited from entering into purchase and marketing agreements or any other agreements with third-parties for any transaction or business whatsoever, including to manufacture, propagate, cultivate, grow, purchase, market, distribute and/or sell plant material and resulting fresh produce, including the Products, anywhere in the world.

4.4. Covenants. Vetanova acknowledge and agrees that as a result of entering into this LOI, including the due diligence that may lead to the development and operation of a Vetanova Facility, Vetanova will have access and obtain knowledge of the Mastronardi Business, including knowledge of Mastronardi’s Confidential Information (defined below) including, without limitation, certain facility and crop modeling, crop mix, facility layout, vendor recommendations, and that such knowledge and relationships that if Vetanova were to compete with Mastronardi within the Territory, Mastronardi would be severely and irreparably damaged, and that the restrictive covenants are a fundamental element of the transactions contemplated under this LOI. Accordingly, Vetanova shall not, and shall cause other Persons to, directly or indirectly, either individually, in partnership, jointly, or in conjunction with, or on behalf of, any Person, other than for the direct benefit or upon the written permission of Mastronardi that specifically references this LOI, do any of the following during the period (referred to as the, “Restriction Period”) from the LOI Effective Date until the earlier of (i) the commencement of the first Initial Term Commencement Date of a Vetanova Facility, or (ii) the date that is three years from the LOI Effective Date,

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4.4.1. employ or engage, recruit, solicit, attempt to employ or engage, or affirmatively assist any other Person in employing, engaging or soliciting for employment or engagement any employee of Mastronardi or any Affiliate (“Affiliate” has the meaning prescribed in the Purchase and Marketing Agreement) without first obtaining Mastronardi’s express written consent. Nothing contained herein shall preclude the hiring of any such employee who responds to a general solicitation of employment through a general advertisement not targeted specifically at Mastronardi, its Affiliates or their respective employees, provided that such general advertisement was not directly or indirectly instructed or induced by Vetanova to solicit the employees of Mastronardi or its Affiliates; and

4.4.2. invest, sell, manage, endorse, support, promote, advertise, market, sponsor, operate, control, provide any form of assistance to, or provide services or products, or otherwise engage in any undertaking that compete with the Mastronardi Business in the Territory.

4.5. If any court of competent jurisdiction determines that any of the covenants set forth in this LOI, or any part thereof, is unenforceable because of the duration, geographic scope or terms of such provision, such court shall have the power to modify any such unenforceable provision in lieu of severing such unenforceable provision from this LOI in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to the LOI or by making such other modifications as it deems warranted for the purpose to carry out the intent and agreement of the parties as embodied in the LOI to the maximum extent permitted by applicable law.

4.6. Vetanova hereby acknowledges and agrees that a breach of this LOI with respect to provisions relating to the restrictive covenants will cause Mastronardi and its Affiliates irreparable damages, for which an award of damages would not be adequate compensation and agrees that, in the event of such breach or threatened breach, Mastronardi and its Affiliates will be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court, in addition to any other remedy to which they may be entitled under applicable law, including equity, without posting of a bond or proving actual harm. Such remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under applicable law including equity to Mastronardi and its Affiliates.

4.7. No Duties. With respect to any and all Mastronardi Recommendations described above and any continued recommendations and information provided by Mastronardi or their respective Affiliates and/or representatives in connection with the Business Venture, Vetanova acknowledges that (i) it is responsible for securing independent advice and opinions, including architectural, engineering, agronomical, or otherwise with respect to its acquisition, development, and operation of and Vetanova Facility and (ii) Mastronardi its Affiliates, owners, officers, directors, employees and representatives are not providing such recommendations in a professional or other capacity that would give rise to any fiduciary or other duties. The parties agree that under no circumstances does Mastronardi guaranty any yield, economic, or other performance projections, or any pricing for any Vetanova Facility in connection with the Business Venture.

4.8. Confidentiality. Neither party shall, without the prior written consent of the other party, disclose to any third party (other than the owners, employees, attorneys, accountants, consultants and other professional advisors of such party) (a) the existence of this LOI, (b) the fact that such party or any of its Affiliates or advisors is discussing or negotiating the transactions contemplated hereby, (c) the fact that any discussions or negotiations are taking place concerning the transactions contemplated hereby or any of the terms, conditions or other facts with respect thereto, and (d) any non-public information about the opposing party, its Affiliates and their respective, owners, officers, directors, subsidiaries, that is received from the other party, or on its behalf. The parties acknowledge and agree that (i) this LOI is also subject to (or is otherwise hereby deemed to be subject to) the Mutual Nondisclosure Agreement dated June 28, 2021 (the “NDA”) by and between Mastronardi and Vetanova, incorporate by reference, and (ii) the NDA (including the obligation to destroy or return Confidential Information (as defined in NDA)) continues in full force and effect in accordance with its terms; provided, however, that contemporaneously with the execution by the parties of this LOI, the parties hereby agree that the NDA is amended and modified so that NDA is governed by the governing law and choice of forum selection as provided for in this LOI and the Purchase and Marketing Agreement. The confidentiality provisions shall survive any termination of this LOI.

4.9. Governing Law. Choice of Forum; WAIVER OF JURY TRIAL. The validity, construction and interpretation of this LOI and the rights and duties of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Michigan, excluding its conflict of laws principles. Any legal action or proceeding arising under this LOI will be brought in the state and federal courts located in the Eastern District of Michigan and the parties hereby irrevocably consent to the personal jurisdiction and venue therein. Each party hereby waives its right to a jury trial for any claims that may arise out of or relate to this LOI. If a provision of this LOI is held invalid under any applicable law, such invalidity will not affect any other provision of this LOI that can be given effect without the invalid provision. Further, all terms and conditions of this LOI will be deemed enforceable to the fullest extent permissible under applicable law, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect.

4.10. Survival. Notwithstanding anything to the contrary, the termination or expiration of this LOI shall not prejudice any rights and remedies of either party which may have accrued under this LOI up to the date of termination or expiration and shall not affect any provision of this LOI which is expressly or by implication intended to come into or remain in effect on or after termination.

4.11. LOI Term. The term of this LOI (the, “LOI Term”) shall commence on the LOI Effective Date and end on the last day of the Restriction Period.

4.12. Expenses. The parties are responsible for their respective expenses incurred in furtherance of the transactions contemplated in this LOI.

4.13. No Assignment. This LOI and the rights and obligations hereunder may not be assigned by Vetanova Facility without the prior written consent of Mastronardi and may be modified only by a written agreement signed by the Parties.

4.14. Counterparts. This LOI may be signed in counterparts, all of which counterparts together will constitute one document. A facsimile, PDF or electronic transmission of executed copies of this LOI shall constitute complete and valid delivery thereof.

(remainder blank - signatures contained on next page)

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The parties to this LOI through their duly authorized representatives have executed this LOI on the days and dates set out below, and certify that they have read, understood, and agreed to the terms and conditions of this LOI as set forth herein.

“VETANOVA”		“MASTRONARDI”

By:	/s/ John Mckowen	By:	/s/ David Einstandig

Print Name:	John Mckowen	Print Name:	David Einstandig

Title:	CEO	Title:	SVP and General Counsel

Date:	8/4/2021	Date:	8/4/2021

I have authority to bind the above company		I have authority to bind the above corporation

Exhibit

Exhibit A – Purchase and Marketing Agreement

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MASTER EXCLUSIVE PURCHASE & MARKETING AGREEMENT (USA GROWER)

This Master Exclusive Purchase and Marketing Agreement (“Agreement”) is made as of this day of , (the, “Effective Date”) between Vetanova Inc., a Nevada corporation (“Grower”) and Mastronardi Produce Limited, a corporation incorporated pursuant to the Laws of the Province of Ontario, Dominion of Canada (“Mastronardi”). Mastronardi and Grower are collectively the “Parties” and each a “Party”.

Recitals

Mastronardi is engaged in business as an importer, marketer, and/or dealer of fruits and vegetables with experience in domestic and international markets.

Grower conducts business as a cultivator, grower, harvester, producer, marketer and seller of protected agriculture (including greenhouse) grown fresh produce, including, the products set forth on Schedule 1 of the applicable Addendums to this Agreement (collectively and as applicable, the “Products”).

Grower owns, leases or otherwise occupies lands and facilities suitable for the commercial production and sale of Products, including, without limitation, the lands and all other buildings, structures, ancillary facilities, real property, fixtures, equipment and personal property used in connection therewith located upon the lands at the Grower’s designated facility (or facilities) as applicable and set forth in Addendums to this Agreement (each a, “Facility” and collectively, the “Facilities”).

The Parties agree to set forth each Facility that is subject to this Agreement in consecutive Addendums, commencing with Addendum I.A, I.B.., and so forth, as additional Facilities may be added after the Effective Date, each of which is incorporated into this Agreement. In the event that the Parties fail to execute an Addendum for a Facility, such Facility shall be deemed included within and subject to the terms and conditions of this Agreement.

Mastronardi and Grower wish to enter into an agreement by which they will cooperate in the growing, cultivation, harvesting, production, packing and general operation of the Facility, and sale of Products from the Facility by Grower to Mastronardi, upon terms and conditions set forth in this Agreement.

Therefore, in consideration of the mutual covenants herein contained, and of other good and valuable consideration, the Parties incorporate the above Recitals and further agree as follows:

1. Grower’s responsibilities include the following:

1.1. Grower hereby agrees to cultivate, grow, harvest, produce, and sell certain types and quantities of Products, and Mastronardi hereby agrees to purchase certain types and quantities of Products from Grower, in accordance with the terms and conditions of this Agreement. Grower shall grow such Products on the lands comprising of each Facility as set forth in the Addendums. Any additional or change in the geographic location of a Facility must be agreed to by the Parties in writing. Grower is responsible for the production, management, administration and operation of all Facilities and will package all Products applicable to this Agreement.

1.2. During the Term, Grower will, (i) not reduce the growing acres, growing capacity or packaging capacity of any Facility without the prior written consent of Mastronardi, and (ii) use best efforts to cultivate, grow, harvest, produce, package, deliver and sell Products of the Facilities to Mastronardi as contemplated under this Agreement.

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2. Exclusivity; Marketing; Quality; Title; Packaging; Branding.

2.1. Exclusive Production. Beginning on the Initial Term Commencement Date and for the remainder of the Term, Grower shall use one-hundred percent of each Facility in furtherance of the purpose of this Agreement, which includes, without limitation, the entire growing, production, cultivating, harvesting, grading, packaging, distribution and warehousing capacity of each Facility (collectively, the “Production Space”) where Grower or any of its Affiliates, any or all of, grows, produces, cultivates, harvests, packages, distributes or warehouses Products, to manufacture and sell Products for Mastronardi’s purchase, in accordance with the terms and conditions set forth in this Agreement. For greater certainty, Production Space shall include such space that is a result of the direct or indirect expansion (by way of new construction, acquisition, lease, or otherwise) in any or all of the, growing acreage, growing capacity, or growing, grading, packaging, distribution, warehousing, or related operations of the Facility.

2.2. Exclusive Marketing and Distribution; Liquidated Damages. The Parties further agree that Mastronardi is appointed by Grower as the sole and exclusive distributor of Products for all Facilities and Grower shall only utilize the Facilities in furtherance and in accordance with the terms of this Agreement and Grower shall not directly or indirectly sell, market or distribute the Products, except through Mastronardi. If either or both, (i) Grower intentionally fails or refuses to plant varieties, grow or deliver Products in accordance with the terms and conditions of this Agreement (including a failure or refusal to replanting any diseased or destroyed crop at Mastronardi’s direction), or (ii) any breach in exclusivity of this Agreement by Grower; then Grower shall pay to Mastronardi as liquidated damages the sum of $50,000.00 USD for each acre assigned to Mastronardi for the growing season in which the breach occurs and applies, and for each remaining growing season thereafter for which such breach, violation or exclusivity is violated on a per acre basis. Any partial breach or violation of an acre shall be deemed a breach of the entire acre. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith.

2.3. Compliance Requirements. Grower covenants, guarantees, warrants and agrees that throughout the Term of this Agreement, including any renewal or extension thereof: (a) The quality of the produce delivered by Grower to Mastronardi from the Facilities shall fulfill the requirements of all applicable Laws, including, all Produce and any other products in connection with this Agreement shall be, free of contaminants prohibited by the Laws of all applicable jurisdictions where Products are grown, harvested and sold, will be unadulterated, properly labeled (including Country of Origin Labeling Laws), comply with weight requirements, grown, handled, wholesome, merchantable and fit for human consumption in accordance with all applicable Laws, (b) Grower is properly registered or shall be registered prior to commencing production, by the United States Food and Drug Administration under the Bioterrorism Act of 2002 and further warrants that it will actively maintain a third party food safety certification from certifying entities recognized in the United States and Canada and further warrants that it will actively maintain a third party food safety certification to the standard required by the top three retailers that sell the Products in North America from certifying entities recognized in the final importing country, and certifications that Grower meets or exceeds applicable Global Food Safety Initiative Standards. Grower will provide a current certificate, audit report, water testing results, and proof of United States Food and Drug Administration (FDA) registration to Mastronardi, (c) The Products will be grown and harvested in compliance with all Good Agricultural Practices and Good Handling Practices for growing and harvesting the Products, and Grower will employ Good Manufacturing Practices and Grower shall provide information requested by Mastronardi to comply with the Foreign Supplier Verification Program under the FDA, and the Food Safety Modernization Act (“FSMA”), and Grower will comply with all occupational health and safety laws and regulations, all published industry standards pertaining to employment and, and all applicable labor Laws, and comply with all applicable international labor treaties, (d) Each Facility inside or outside the United State before Product is delivered to Mastronardi, will be in compliance with all applicable Laws and regulations when it enters the United States, including but not limited to the applicable portions of the Federal insecticide, Fungicide and Rodenticidc Act, the FDA, the FSMA, the and any and all other federal, state, and local Laws and regulations relating to residues, herbicides, pesticides, and other chemical products the “Pesticide Acts”), and all applicable regulations adopted under any such Laws. Likewise, Grower will not use any product banned for reasons of unacceptable health or environmental risk by the United States Environmental Protection Agency, (e) Grower will keep complete and up-to-date records, incident to its operations, including the following: Material Safety Data Sheets, dosage rate, dates of application, reason for application, and restricted use chemical permits. Grower shall provide Mastronardi with any information it may require about herbicide, pesticide, or other chemical product applications to the Products, including restricted use chemical pe1mits, chemical use reports, and Material Safety Data Sheets for each chemical applied. Grower agrees that if any chemical residues on the Product exceed tolerances permitted by the Pesticide Acts, in addition to other remedies available at Law, Mastronardi may refuse to ship or market the affected Products or any portion thereof by reason of failure to comply with the requirements of the Pesticide Acts, (f) Grower will maintain current and complete documentation related to its use of crop protection products and other chemicals, environmental management programs, occupational health and safety programs, and food safety programs, and will make such information available to Mastronardi or its duly appointed representative on request either by providing original documentation or by responding to specific inquiries/questionnaires, and (g) Grower will at all times be the sole and exclusive owner of, and has the unrestricted right to transfer, sell and convey all Products sold to Mastronardi under this Agreement, free of any and all liens and encumbrances of any kind. All of the foregoing documentation must be written in the English language. All of the terms and provisions of this paragraph are collectively referred to as the “Compliance Requirements”.

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2.4. Branding. Mastronardi shall determine, in its absolute and sole discretion, the branding of Products to be marketed and sold by Mastronardi or its Affiliate under this Agreement, which may, but not be limited to include, Mastronardi’s SUNSET® brand, Mastronardi or its Affiliates’ other brands, a customer private label brand, or such other brand as determined by Mastronardi.

2.5. Quality; Title; Forecasts; Packaging.

(a) During the Term Grower shall exclusively sell to Mastronardi, and Mastronardi shall purchase from Grower, all of the Products that are any or all of, grown, produced or packaged at the Facilities and which, (i) comply with the terms of this Agreement and further meet or exceed No. 1 grade and import quality standards and equivalents thereof within the United States of America and Canada, including United States Department of Agriculture No. 1 grade and Canada Food Inspection Agency No. 1 grade, and such other export quality standards within North America; (ii) meet or exceed all standards and specifications as required by Mastronardi and its customers, which specifications Grower will be provided; and (iii) comply with the Compliance Requirements (collectively, the “Quality Products”), in accordance with the terms and conditions set forth in this Agreement. Except as expressly provided in this Agreement, Grower shall not directly or indirectly sell, on its own account, or on account of any other Person, distribute, market or sell Quality Products, except through Mastronardi or its Affiliates.

(b) Grower will produce, pack and have the Products ready for pick up by Mastronardi FCA (Incoterms 2010) from either, the Facility in the United States or applicable mutually agreed upon United States warehouse or distribution facility (in each case, a “US Warehouse”) location, in accordance with this Agreement and any respective purchase orders for the Products issued by Mastronardi. Upon pick up of the Products at the Facility or US Warehouse by Mastronardi, Mastronardi assumes among the Parties, risk of loss in transport from the Facility, but does not take title until Product is received, inspected and accepted at the First Destination Point. Mastronardi will be responsible for the logistics and shipment of the Products from the pick-up from the Facility or US Warehouse to the first destination point where the Products will be first inspected, which may be at a Mastronardi or Affiliate facility, Mastronardi designated third party facility, or a Mastronardi customer facility (in each case, the “First Destination Point”), which costs are included within Mastronardi’s costs of sale and distribution and are in addition to Mastronardi’s Marketing Fee, as provided for in determining the Price.

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(c) Upon delivery of the Products by Mastronardi to the First Destination Point, Mastronardi (or its customer) has the right within ten (10) days of receipt of such Products at the First Destination Point (each, an “Inspection Period”), to inspect the quality of the Products and shall have the right to notify Grower that the Products fail to meet the Quality Products standards or other requirements under this Agreement (in each case, “Non-Quality Products”), in which case, subject to Mastronardi exercising its right under the Non-Quality ROFR, Grower shall accept, at Grower’s cost, a return of the Non-Quality Products as rejected under this Agreement, or otherwise provide for the destruction of such Non-Quality Products at Grower’s cost and expense. In addition, Mastronardi may, in its sole discretion as a result of Products failing to meet the Quality Products or other standards under this Agreement, grade the Products and charge Grower all costs and fees incurred incident thereto, including repack, freight and facility costs, as reasonably determined by Mastronardi. Mastronardi will provide to Grower upon request reasonable documentation for the basis of rejections. Notwithstanding anything herein or otherwise to the contrary, (i) Mastronardi shall have the right but no the requirement, to call for a USDA inspection, including within seventy-two (72) hours of receipt of the Product at the First Destination Point, and (ii) Grower will accept inspection reports, if Mastronardi elects to obtain one, from any of the following as determined by Mastronardi, as the true quality and condition of the Products for all purposes: USDA Inspection; Mastronardi or its Affiliate In-House Inspection; Mastronardi Customer Inspection; and Third Party Private Inspection.

(d) If Mastronardi (or its customer) returns, rejects or otherwise refuses the Products on the basis that the Products are Non-Quality Products, subject to Mastronardi exercising its right under the Non-Quality ROFR, Grower shall have the right, at its sole cost, to sell or otherwise dispose of such Non-Quality Products to a third party buyer, provided that Grower shall be prohibited from using any of Mastronardi’s Intellectual Property in its marketing, promotion, solicitation for orders, or other activities relating to the disposition of such Non-Quality Products, including use of any Mastronardi’s SUNSET® brand or customer brands on any packaging, documentation, or in any manner whatsoever. Notwithstanding the foregoing, Grower acknowledges and agrees that Mastronardi will not pay Grower for Products grown by Grower and sent to Mastronardi that are not Quality Products with the exception of Non-Quality Products purchased by Mastronardi or any of its Affiliates pursuant to the Non-Quality ROFR and to the extent any net sale proceeds are due Grower for such Non-Quality Products sale.

(e) At any time during the Term, within an Inspection Period, Mastronardi shall have to right to notify Grower that Mastronardi or any of its Affiliates intends to purchase some or all of such Non-Quality Products at an open price after sale to a secondary market in accordance with the Price (defined below), subject to and in accordance with the other terms and conditions of this Agreement (the “Non-Quality ROFR”). If Mastronardi does not exercise its Non-Quality ROFR to purchase Non-Quality Products, such Non-Quality Products shall be deemed rejected and all costs and expenses incurred for return, handling or disposition of Non-Quality rejected Products shall be borne by Grower.

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3. Forecasts; Varieties. All varieties planted are to be approved by Mastronardi in writing. Mastronardi will determine the specifications of the Product, timeframe of the crops and any interplant schedule. Given enough time to make adjustments before the beginning of each cultivation season during the Term, Grower and Mastronardi will consult with each other to plan future marketing and sales strategies for the following season, including forecasting the type of seeds and products to be grown as well as the quantities that should be cultivated for the next season and the approximate pack and schedule of delivery together with a forecast of future sales (in each case a, “Future Forecast” and collectively with the Initial Forecast referred to as a, “Forecast”). Notwithstanding anything to the contrary in this Agreement or otherwise, if Grower’s actual delivery of Product under this Agreement varies by more than ten percent above or below (10%+/-) either or both, the Forecast or any applicable pack schedule for any applicable period, then (a) in the event that the Parties agreed to any set prices during any applicable Term, at Mastronardi’s option, the Product prices for such period shall be determined based upon the Open Price method described above, and (b) for any such Product (open or set price) during any applicable Term with such Forecast variance, all such Product shall be and is deemed as non-conforming Product that does not conform to the terms of this Agreement, in which case Grower is also responsible for all costs and expense for such non-conformity including all costs and expenses incurred in obtaining conforming, replacement and/or supplemental Product, as reasonable determined by Mastronardi.

4. Packaging. Grower will produce, pack and deliver to Mastronardi, the Quality Products in the manner set forth in this Agreement, and Mastronardi shall market and sell such Quality Products, directly or indirectly, to customers in any or all of North America, Asia or Europe. Grower will only package Quality Products under Mastronardi’s approved packaging and procedures for the growing, packaging, and shipping of the Quality Products. Mastronardi hereby represents and warrants to Grower that it owns, or has a right to use, any and all intellectual property incorporated into the packaging approved by Mastronardi. All packaging of the Quality Products shall be purchased from either Mastronardi, an approved Affiliate of Mastronardi, or an approved supplier by Mastronardi. Unless agreed to otherwise in writing by Grower and Mastronardi, on a growing season basis, packaging prices to be paid by Grower and other sale terms will be set forth in sales invoices issued by Mastronardi or an Affiliate of Mastronardi to Grower. Mastronardi may in its sole discretion design and set the specifications for the packaging materials and the placement of all labeling and markings thereon. Mastronardi may reject nonconforming packaging materials on inspection at Mastronardi’s sole discretion. Grower may not use the packaging materials for any purpose other than those expressly authorized in this Agreement and will return any unused packaging materials to Mastronardi or store such materials for later permitted use. Grower is not to inventory more than four (4) weeks of packaging materials for any given pack format. At the end of the Term, or upon any change to the packaging required by Mastronardi, Mastronardi will purchase the unused packaging applicable to the Quality Products up to the four (4) week inventory. If Grower does store more inventory levels than required by Mastronardi and the pack format changes, Mastronardi is not responsible for any dollar value, costs or other charges, claims or damages above and beyond the four (4) week inventory. Grower further warrants and represents that it will use packaging, labels, cartons, reusable plastic containers, bags and other similar materials purchased or received from Mastronardi or its Affiliate solely and exclusively in furtherance of this Agreement for which Mastronardi receives a benefit (and specifically not to benefit any competitor of Mastronardi).

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5. Open Price; Marketing Fee. Mastronardi will, except as specifically set forth in this Agreement (including any Addendums) and subject to Mastronardi’s reasonable business judgment, use commercially reasonable efforts to endeavor to obtain market prices for the Quality Products that are consistent with the best and highest prices available on average over the duration of the applicable growing season, based upon and subject to seasonality, prevailing market conditions and customer commitments at the time and location of sale. Mastronardi is permitted to pool Products and costs in furtherance of utilizing its judgment during the duration of the growing season or Term. Except as may be set forth otherwise in this Agreement or in a separate written agreement by the Parties including fixed price transactions, the Parties hereby further agree and intend to establish sales terms consistent with the foregoing with respect to all produce related transactions contemplated or otherwise actually performed under this Agreement, in which case all prices include packaging and labor costs and expenses and Grower shall be paid the sale price of the Quality Product sold by Mastronardi, less a marketing fee to be paid by Grower to Mastronardi in an amount equal to ten percent (10%) of the gross sale price of the Quality Product sold by Mastronardi plus all of Mastronardi and its Affiliates’ costs incurred in the sale and distribution of the Product, as reasonably determined by Mastronardi (the “Price”).

6. Set Off Rights. Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right or remedy it has or may have, Mastronardi may, set off or recoup any liability it owes to Grower against any liability for which Mastronardi determines Grower is liable to Mastronardi or any of its Affiliates, including, any amounts owed for packaging, seeds, claims, damages, advance payments or loans made to Grower or any Affiliate. The Parties hereby agree and intend to establish a running account that runs to the end of each relevant growing season and, therefore, is not a divisible contract for the sale of produce.

7. Expansion of Production or Facilities.

7.1. Additional Production. Products to be sold by Grower to Mastronardi are intended to include the entire Production Space of the Facilities. The Parties agree that any products that arise as a result of the direct or indirect expansion in growing acreage or growing operations by Grower including any Affiliates or Persons under common control that utilize some or all of the same assets or operations of the Facilities (including by way of example, any or all of shared or common real property, personal property, production, grading, packaging, shipping, administrative, office, ingress, egress, basins, infrastructure, heating, ventilation, cooling systems, basin, stormwater, computer and labor management systems) (the “Additional Products ROFR”). The Additional Products ROFR shall be provided to Mastronardi in writing (in each case, a “RFR Notice”), in which case and at Mastronardi’s election to be made within thirty (30) business days of receipt of a RFR Notice, Mastronardi shall have the right to elect to include any or all of such Additional Products with the Products of this Agreement (“RFR Election”) for the remainder of the Term for the applicable Facility. Grower’s failure to grant Mastronardi any right of first refusal shall be deemed a breach of the exclusivity provisions of this Agreement, and for each failure Grower shall pay to Mastronardi for the remainder of the Term liquidated damages in the sum of $50,000.00 USD for each acre used to grow the Additional Products for the growing season in which the breach occurs, and for each remaining growing season thereafter for which such exclusivity is violated on a per acre basis for the remainder of the Term for each applicable Facility. Any partial breach in exclusivity of an acre shall be deemed a breach of the entire acre. The remedies in this section are in addition to any other actions or remedies Mastronardi may be entitled to under applicable Law. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith.

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(a) Additional North America Facilities. In the event that during the Term, Grower, or any of Growers’ Affiliates, directly or indirectly, conduct business in the growing, harvesting or manufacturing of fresh produce from protected agriculture facilities, including controlled environment high-tech greenhouses for the manufacturing, distribution, marketing and sale of fresh produce located in the geographic area (the, “Territory”) that encompasses North America including, the United States, Canada and Mexico, including their respective protectorates (in each case, a “New Grower Facility”), then each New Grower Facility shall be and is hereby deemed, at Mastronardi’s election on a product by product basis, to be under a purchase and marketing agreement with Mastronardi for a term equal to ten (10) years and under the same material terms and conditions of this Agreement, as applicable to each New Grower Facility, as may be amended, replaced or superseded by the written agreement of the Parties, which grower agreement terms shall survive any subsequent termination of this Agreement (the, “New Grower Facility ROFR”). With respect to Mastronardi’s timing in which to elect to exercise its New Grower Facility ROFR under this Section, the provision and time frame of the RFR Notice and RFR Election above for Additional Production will apply to each New Grower Facility on a case by case and product by product basis. The Parties agree that the intent of this provision is to insure that all fresh produce products grown directly or indirectly in a New Grower Facility during the Term, shall first be offered to be sold and marketed by Mastronardi in accordance with the provisions set forth herein for an Initial Term of ten (10) years. Grower’s failure to grant Mastronardi any right of first refusal with respect to each New Grower Facility shall be deemed a breach of the exclusivity provisions of this Agreement, and for each failure Grower shall pay to Mastronardi for the remainder of the Term liquidated damages in the sum of $50,000.00 USD for each acre used to grow the production of the New Grower Facility for the growing season in which the breach occurs, and for each remaining growing season thereafter for which such exclusivity is violated on a per acre basis for the remainder of the Term. Any partial breach in exclusivity of an acre shall be deemed a breach of the entire acre. The remedies in this section are in addition to any other actions or remedies Mastronardi may be entitled to under applicable Law. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith. For purposes of determining a New Grower Facility for which Mastronardi makes a RFR Election, the “same material terms and conditions of this Agreement” means that, the same terms and conditions of this Agreement shall apply as to all New Grower Facilities, except that, (i) the Parties will identify the specific facility (that will then become a, Facility) and location and number of growing / production acreage, (ii) the varietals to be grown will be determined in accordance with the terms of this Agreement and may differ from another Facility, and (iii) the applicable Facility term will commence as of the date of first commercial planting.

7.2. The Additional Products ROFR and New Grower Facility ROFR are collectively referred to as the, “ROFR’s” and individually as a “ROFR”). The ROFR’s shall be further subject to the following:

(a) Each RFR Notice under the ROFR’s shall, (a) be provided to Mastronardi, no earlier than one (1) year prior, and no later than six (6) months before, the expected first commercial harvest for the applicable growing / production acreage to the ROFR’s (provided that Mastronardi has the right and discretion to waive such notice provisions), and (b) contain with reasonable specificity, the following: (A) the geographical location within the Territory of the Facility for which the additional growing acreage or growing operations and/or the New Grower Facility is located within the Territory, (B) the amount of growing / production acreage, (C) the design and build specifications of the applicable additional growing acreage and/or production capacity of the New Grower Facility, and (D) the date of expected first commercial harvest for such additional or New Grower Facility production.

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(b) Each RFR Notice under the ROFR’s shall also provide contingency information in the event that Mastronardi does not elect to proceed under the applicable ROFR, which shall include the following: (A) the location and identification of each variety to be planted, (B) the amount of growing / production acreage for each variety, (C) the crop mix and planting schedule, and (D) length of the growing season for each variety which shall be set for an industry recognized growing season that will not include any short or bumper crop, and will not consist of any varietal that are proprietary to Mastronardi (collectively, the “Contingency Information”). Upon receipt of a RFR Notice that complies with all of the foregoing and time being of the essence, Mastronardi will thereafter have as provided for above, a thirty (30) business day period under the ROFR’s from receipt of the applicable RFR Notice in which to make an RFR Election under the applicable ROFR (the “Election Period”). Any deficiencies in any RFR Notice including compliance with the time period in which to provide the RFR Notice shall be a complete bar in which Grower may proceed with the underlying transaction contemplated in the Contingency Information, and Mastronardi’s rights under the ROFR’s, including the rights to provide a RFR Election during the Election Period, shall renew on an evergreen basis.

(c) In the event of either or both, the Additional Products ROFR or a New Grower Facility ROFR, the Parties shall promptly document such undertakings in the form and consecutive addendum and schedules to this Agreement consistent with the Addendum I.A, Schedule 1, attached hereto; provided, however, the failure to document addendums and schedules shall not invalidate the obligations and rights provided for in this Agreement.

(d) In the event that Grower has provided a timely and valid Additional Products ROFR and New Grower Facility ROFR, as applicable, and Mastronardi has timely elected not to proceed with such ROFR or otherwise not responded to the RFR Notice within the applicable Election Period, Grower may proceed with the transaction in the manner set forth in the RFR Notice and the Contingency Information, and in accordance with the Permissive Activities as defined and set forth in Exhibit A, provided, however, in the event that during the Term, Grower and/or the facility operations contemplated under the applicable RFR Notice are not consistent with the RFR Notice including the Contingency Information variance in varieties, crop mix and planting schedules, then Mastronardi’s rights under the ROFR’s, including the rights to provide a RFR Election during the Election Period, shall renew on an evergreen basis.

8. Grower Liaison. Mastronardi at its own discretion may maintain, at its own expense, at the Facilities, a member of its organization at any time during the Term, including, before, during or after the growing season in coordination with Grower’s management team and growing schedule to undertake actions consistent with this Agreement, including, administration questions related to the fulfillment of Mastronardi and Grower obligations set out in this Agreement and verification of the quantities and qualities of the Products produced at the Facility. Grower shall provide, at no cost to Mastronardi, reasonable office facilities to accommodate any Person designated by Mastronardi pursuant to this section.

8.1. Grower will actively pursue obtaining and shall maintain as applicable for all Products sold to Mastronardi during the entire Term, products liability insurance covering risks for Products shipped to Mastronardi in the United States and Canada with a minimum coverage of $2,000,000 USD per incident and with Mastronardi as an additional named insured on such policy and Grower will further provide Mastronardi with a certificate of insurance reflecting such coverage. Grower will completely indemnify Mastronardi against any product liability claims that arise or relate to the Products that are directly or indirectly caused by or attributable to Grower. Grower hereby further agrees to fully indemnify Mastronardi, and to fully provide for the cost of any defense and to hold Mastronardi and any and all of its Affiliates, subsidiaries, parents, officers, directors, owners, employees and agents, completely harmless from any and all liability arising out of Grower’s failure, for any reason, to comply with the Grower’s warranties, representations and obligations in this Agreement. Mastronardi has full discretion to honor any customer request to return or reject Products previously purchased or delivered when such customer request is based upon any import alert or other recall or product safety announcement by any Governmental Authority, or in circumstances that Mastronardi believes is appropriate to protect its image and brand.

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9. Notice. All communications between Mastronardi and Grower for the purposes of this Agreement shall be delivered by either, hand delivery, email or overnight currier, at the address shown below for Mastronardi, and at Grower’s Address for Notice as set forth in the applicable Addendum I:

Mastronardi Produce Limited

2100 Road 4 East

Kingsville, Ontario

Canada N9Y 2E5

Attention: Paul Mastronardi

Email Address: Paul.Mastronardi@sunsetgrown.com

With copies to:

Paul Mastronardi

Paul.Mastronardi@sunsetgrown.com

Kevin Safrance

Kevin.Safrance@sunsetgrown.com

Jason Whitcher

Jason.Whitcher@sunsetgrown.com

David Einstandig

David.Einstandig@sunsetgrown.com

Any transmission by e-mail will be deemed to have been presumably received on the business day next following the transmission of such communication by e-mail, subject to reasonable proof that the communication was received. Any communication delivered by hand will be deemed to have been received on the date of receipt. Any communication sent by internationally recognized courier will be deemed to have been received on the date of receipt as shown in the records of the courier service used for such delivery.

10. Assignment. This Agreement may be assignable by Mastronardi either directly or indirectly, to an Affiliate of Mastronardi or to a successor of Mastronardi in connection with a sale of substantially all of the equity or assets of Mastronardi. Grower shall not assign this Agreement or any obligations therein without the prior written consent of Mastronardi

11. Confidentiality. Mastronardi and Grower shall during the Term of this Agreement and thereafter treat as confidential any and all information learned by the other concerning the non-public business or affairs of the other including, but not limited to, all documents, pacts, agreements, contracts, price policies, letters of credit, designs, verbal, written, electronic, digital, etc. information (“Confidential Information”) and, in particular, Grower and Mastronardi agree that no Confidential Information available for both Parties in this Agreement shall be shared with third parties without the written permission of both parties. In the event a Party receives a subpoena or other court or similar process for Confidential Information, such receiving Party shall promptly notify the other Party of such facts in order for such Party to undertake a timely objection to such process or proceeding. The term Confidential Information does not include information which: (i) is already in a Party’s possession if such information is not subject to another confidentiality agreement with the non-disclosing Party; (ii) is currently available from public records; (iii) becomes generally available to the public other than as a result of a disclosure by a Party, its managers, members, directors, officers, shareholders, employees, agents or advisors; (iv) becomes available to a Party on a non-confidential basis from a source other than the non-disclosing Party, provided that such source is not bound by a confidentiality agreement with the non-disclosing Party; or (v) is independently developed by the Party without regard to Confidential Information as evidenced by contemporaneous written documentation. These confidentiality provisions are intended to be construed in connection with and not in replacement of any non-disclosure and confidentiality agreement that governs the parties that was entered into contemporaneously or prior to the Effective Date, provided, however, if there is any conflict between the governing Law and choice of forum provisions, the provisions of this Agreement for governing Law and choice of forum shall prevail.

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12. The relationship between Mastronardi and Grower is that of an independent contractor and each Party will be responsible for the remittance of its own employee deductions and taxes. Neither Party will have any right to any additional remuneration or benefits provided by a Party to its employees. Mastronardi and Grower will be responsible for their own remittance of any income, goods and service, or other applicable taxes. Grower and Mastronardi will be responsible for their own professional expenses, including legal, accounting, and other professional fees.

13. Term.

13.1. Initial Term. The initial term of this Agreement shall be for ten (10) years commencing on the Initial Term Commencement Date as set forth in the applicable Addendum for each Facility, such Initial Term Commencement Dates as reasonably determined by Mastronardi; provided that the Initial Term of this Agreement shall be extended for any period in which an Initial Facility Term of a particular Facility in any applicable Addendum is in effect (the “Initial Term”). A growing season is typically a one (1) year period, provided, however, growing season and harvest dates may be reasonably adjusted by Mastronardi based on planting schedules, product quality, market and other conditions. In the event of any discrepancy as to the growing season and harvest dates under this Agreement, any and all such discrepancies shall be determined by Mastronardi. For clarity, the Parties intend that Mastronardi shall be afforded the exclusive right to distribute and market Products for the an initial term of ten (10) years (plus any Renewal Term) on a Facility by Facility basis (and as otherwise provided for in the ROFR’s that may be on a facility by facility or variety by variety basis, at Mastronardi’s election) for all Facilities owned or controlled by Grower in the Territory until such time as this Agreement is terminated as provided for herein.

13.2. Initial Facility Term; Renewal Term. At the end of the Initial Facility Term set forth in Addendum I for each applicable Facility, the Initial Facility Term for each applicable Facility shall be automatically extended for additional three (3) year terms (in each case a, “Renewal Term”), unless terminated by written notice by one Party to the other Party not later than two (2) calendar years prior to the end of the then applicable Term, on a Facility by Facility basis. The Initial Facility Term and any Renewal Term shall be collectively referred to as the “Term.”

14. Termination.

14.1. Notwithstanding the above, this Agreement may be immediately terminated by either Party if:

(a) at the election of the other Party, if bankruptcy or insolvency proceedings are instituted by or against a Party, that are not otherwise dismissed within ninety (90) days of implementation of such proceedings that are not voluntarily commenced by the applicable Party;

(b) the Parties mutually agree in writing; or

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(c) at the election of the non-breaching Party, upon the breach of any provision of this Agreement by the breaching Party, which has not been corrected within thirty (30) days of the giving of the notice of such breach by the non-breaching Party to the breaching Party, provided, however, the obligation of Grower to either or both, timely deliver Products and maintain exclusivity for all Production Space in favor of Mastronardi shall at Mastronardi’s election not be subject to cure.

15. All payments to be made by Mastronardi to Grower for the Products purchased by Mastronardi in accordance with this Agreement, shall be made by bank transfer or any other means acceptable to both Parties in US dollars. All payments to be made by Mastronardi to Grower shall be paid no later than twenty-four (24) calendar days after the date of delivery of the Products to the First Destination Point. Grower will provide to Mastronardi on an ongoing basis the name of its bank and its account number for bank transfer purposes. Grower shall provide Mastronardi with the corresponding invoices, which shall comply with all the legal and tax requirements established by the then applicable Laws.

16. Indemnification. Grower covenants and agrees to fully indemnify, defend and hold Mastronardi, its Affiliates, subsidiaries, officers, directors, employees, contractors, representatives, attorneys-in-fact, agents and any other Persons for whom Mastronardi is legally responsible (collectively, the “Mastronardi Parties”), harmless, individually and collectively, from and against any and all costs (including attorney fees, consultant fees and expert fees), claims, liens, damages, losses, expenses, fees, fines, penalties, proceedings, actions, demands, causes of action, liability and suits of any kind and nature, including but not limited to, personal or bodily injury, death and property damage, made upon any of the Mastronardi Parties, directly or indirectly arising out of, resulting from or related to: Grower, its Affiliates, subsidiaries, officers, agents, representatives, contractors, employees, directors or Person for whom Grower is legally responsible (collectively, the “Grower Parties”), (i) breach of this Agreement or any other agreement with Mastronardi, and (ii) any of the Grower Parties’ acts or omissions, including negligence or intentional misconduct and any acts or omissions of any Grower Parties while in the exercise of performance of the rights or duties under this Agreement or otherwise. The provisions of this indemnity are solely for the benefit of the Mastronardi Parties hereto and not intended to create or grant any rights, contractual or otherwise, to any other Person or entity. Grower shall notify Mastronardi in writing within 24 hours of any material claim or demand against Mastronardi related to or arising out of Grower’s activities under this Agreement and Grower shall see to the investigation and defense of such claim. Mastronardi shall have the right, at its option and at its own expense, to participate in such defense without relieving Grower of any of its obligations under this paragraph.

17. Restrictive Covenants. Grower agrees and shall be subject to and governed by the terms of Exhibit A, including the non-Solicitation and Employ and Non-Competition provisions, set forth and incorporated herein.

18. Governing Law Choice of Forum. The validity, construction and interpretation of this Agreement and the rights and duties of the Parties hereto, shall be governed by and construed in accordance with the laws of the State of Michigan, excluding its conflict of laws principles. Any legal action or proceeding arising under this Agreement will be brought in the state and federal courts located in the Eastern District of Michigan and the Parties hereby irrevocably consent to the personal jurisdiction and venue therein.

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19. Survival. Termination or expiration of this Agreement shall not prejudice any rights and remedies of either Party which may have accrued under this Agreement up to the date of termination or expiration and shall not affect any provision of this Agreement which is expressly or by implication intended to come into or remain in effect on or after termination, including, without limitation, Section 11 (Confidentiality), Section 16 (Indemnification), Section 17 (Restrictive Covenants), Section 18 (Governing Law; Choice of Forum), Section 19 (Survival), Section 20 (Incorporation), Section 21 (Definitions), Section 22 (Miscellaneous), Section 23 (Waiver of Jury Trial) and Section 24 (Force Majeure).

20. Incorporation of Addendums, Appendices, Schedules and Exhibits. Except as set forth expressly to the contrary, any and all Addendums, Appendices, Schedules and Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full in this Agreement.

21. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

(b) “Governmental Authority” means the government of the United States, Canada, Mexico or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

(c) “Law” and “Laws” means, collectively, all international, foreign, Federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law.

(d) “Person” means an individual, corporation, limited liability company, partnership, joint venture, trust or any other organization or association or other form of business enterprise or a Governmental Authority.

22. Miscellaneous. This Agreement may be executed in counterpart copies, and, in the absence of an original signature, faxed, PDF or other electronic signatures will be considered the equivalent of an original signature. If a provision of this Agreement is held invalid under any applicable Law, such invalidity will not affect any other provision of this Agreement that can be given effect without the invalid provision. Further, all terms and conditions of this Agreement will be deemed enforceable to the fullest extent permissible under applicable Laws, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect.

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23. WAIVER JURY TRIAL. THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS AND DEALINGS BETWEEN THE PARTIES TO THIS AGREEMENT (INCLUDING ALL CLAIMS IN TORT, CONTRACT OR OTHERWISE), AND AGREE THAT ANY SUCH ACTION PERMITTED BY THIS AGREEMENT TO BE TRIED BEFORE A COURT OF COMPETENT JURISDICTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

24. Force Majeure. If a Party is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of any cause beyond the reasonable control of such Party, including (but only to the extent beyond the reasonable control of such Party), fire, flood, storm, strike, lockout or other similar work stoppage, embargoes or blockades, any applicable Laws, judicial or administrative process or proceeding, proclamation, ordinance, executive order, demand or requirement of any Governmental Authority, pandemic, riot, war, rebellion, emergencies, terrorist act, terrorism, earthquakes, hurricanes, nuclear accident, power outage, blackout, shortage of adequate power or transportation facilities, or other acts of God (in each case, a “Force Majeure Event”), then upon written notice to the other Party, the affected provisions and/or other requirements of this Agreement, including regarding, payment for interrupted services or obligations to purchase any or all requirements, shall be suspended or reduced by an amount consistent with reductions made to the other operations and business of such Party affected by the Force Majeure Event, and during the period of such disability, the affected Party shall have no liability to the other Party in connection therewith to the extent of such impairment and unless the affected Party is covered by insurance for a portion or all of the amount of loss owed to the other Party; provided, however, that upon the occurrence of a Force Majeure Event, the affected Party shall promptly implement its own business continuity plan and disaster recovery plan, as applicable, in order to resume its obligations and duties under this Agreement.

The Parties have executed this Agreement to be effective on and as of the Effective Date.

(Signatures contained on next page)

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“GROWER”	“MASTRONARDI”

VETANOVA INC.	MASTRONARDI PRODUCE LIMITED

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

Signed in	Signed in

I have authority to bind the above company	I have authority to bind the corporation

Master USA Purchase and Marketing Agreement (June 2021)

Signature Page Grower Agreement

18

EXHIBIT A

Non-Solicitation and Non-Competition Restrictive Covenants

Grower and Mastronardi further agree to the following Non-Solicitation and Non-Competition provisions. Capitalized terms not otherwise defined in this Exhibit A will have the meanings set forth in the body of the Master Exclusive Purchase and Marketing Agreement of which this exhibit is a part.

1. Additional Definitions.

(a) “Mastronardi Business” means the business of Mastronardi and its Affiliates consisting of any or all of, the (i) growing, producing, procuring, packaging, warehousing, selling, marketing and distributing Mastronardi Products, and (ii) any services or products related to the foregoing.

(b) “Mastronardi Products” means, fresh produce products that are, (i) Products that are any or all of, grown, harvested, packaged, furnished, distributed or sold from operations of the Facility to Mastronardi at any time during the Term of the Agreement, and (ii) field or protected agriculture manufactured fresh produce products (including greenhouse products) consisting of, (y) fresh tomatoes, cucumbers, peppers, lettuce, leafy greens and berries (including strawberries, raspberries, blueberries, blackberries), and (z) any other produce products that are offered for sale by Mastronardi or its Affiliates in North America at any time during the Term.

2. Grower on behalf of Grower and Grower Parties acknowledge and agrees that as a result of entering into the Agreement and conducting business with Mastronardi, including the development and operation of a Facility, Grower and Grower Parties have intimate knowledge of the Mastronardi Business, including knowledge of Mastronardi’s Confidential Information and relationships with its customers, vendors, suppliers and growers, and that such knowledge and relationships are such that if Grower or Grower Parties were to compete with Mastronardi or the other Mastronardi Parties within the geographical area that encompasses North America, including the United States, Canada and Mexico (collectively, the “Territory”), Mastronardi would be severely and irreparably damaged, and that the restrictive covenants are a fundamental element of the transactions contemplated under the Agreement. Accordingly, Grower and Grower Parties shall not, and shall cause the other Grower Parties not to, directly or indirectly, either individually, in partnership, jointly, or in conjunction with, or on behalf of, any Person, other than for the direct benefit or upon the written permission of Mastronardi that specifically references this Exhibit A, do any of the following:

(a) Non-Solicitation and Employ During the Term of the Agreement and for a period of two (2) years thereafter, employ or engage, recruit, solicit, attempt to employ or engage, or affirmatively assist any other Person in employing, engaging or soliciting for employment or engagement any employee of Mastronardi or any of its Affiliates without first obtaining Mastronardi’s express written consent. Nothing contained herein shall preclude the hiring of any such employee who responds to a general solicitation of employment through a general advertisement not targeted specifically at Mastronardi, its Affiliates or their respective employees, provided that such general advertisement was not directly or indirectly instructed or induced by the Grower or any of the other Grower Parties to solicit the employees of Mastronardi or its Affiliates;

Exhibit A Initials
_____ / _________

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(b) No Solicitation of Customers. During the Term of the Agreement and for a period of two (2) years thereafter, solicit sales of any fresh produce products sold or distributed by Mastronardi or its Affiliates in the Territory, Asia or Europe, for a period of two years following the termination of this Agreement, from any customer of Mastronardi or any customer introduced by Mastronardi to Grower, without the prior written consent of Mastronardi; and

(c) Non-Compete Mastronardi Business. During the Term of the Agreement, invest, sell, manage, endorse, support, promote, advertise, market, sponsor, operate, control, provide any form of assistance to, or provide services or products, or otherwise engage in any undertaking that compete with the Mastronardi Business in the Territory provided, however, in the event that Grower is not in breach of the Agreement or any other agreement among Grower and/or its Affiliates, and Mastronardi and/or its Affiliates, the following shall be permitted subject to the terms and conditions set forth, below:

Permissible Activities. Under Section 7.2(d) of the Agreement, in the event that Grower has provided a timely and valid Additional Products ROFR and New Grower Facility ROFR, as applicable, and Mastronardi has timely elected not to proceed with such ROFR or otherwise not responded to the RFR Notice within the applicable Election Period Agreement, Grower may proceed with the transaction in the manner set forth in the RFR Notice and the Contingency Information, and in accordance with the following Permissive Activities, which means that with respect to such fresh produce products that are grown and harvested at Facilities within the Territory for which such RFR Election was not exercised (collectively, “Permissible Products”), Grower may market, sell and distribute such Permissible Products within the Territory only to third parties that are (A) non-related and/or unaffiliated to Grower, its Affiliates, subsidiaries, officers and Persons for whom Grower is legally responsible or controls and (B) to industry recognized bona fide third party marketers (collectively, the “Permissible Activities”), provided that under no circumstances shall Grower use or identify such Permissible Products with any trade name, trademark, or other marks associated with Mastronardi, including its SUNSET® brand and no Mastronardi related packaging or similar materials shall be used to transport, sell, distribute or otherwise dispose of such Permissible Products, without express written authority to use from Mastronardi. Notwithstanding anything to the contrary, Grower shall not be afforded any Permissible Activities with respect to any Permissible Products that represent growing / production acreage that is not in conformity with the Contingency Information during the five (5) year period from the first commercial harvest, on a variety by variety and grower / production acreage amount and location basis. For clarity, not in conformity with the Contingency Information, includes, without limitation, any fact or circumstance inconsistent with the Contingency Information, such as any change or modification in the items set forth in any or all of Sections 7.2(b)(A) through (D), or any fact or circumstances in which Grower would be reasonably deemed to directly or indirectly circumvent the intent of this Amendment. In the event and in each and every case that any growing / production acreage in any Grower Facility is not in conformity with the Contingency Information, such growing / production acreage shall be subject to the ROFR’s on an evergreen basis, and Mastronardi shall be afforded all rights to make a RFR Election under the Additional Products ROFR and New Grower Facility ROFR, as applicable. Except for the Permissible Activities as permitted in this Amendment, the Restrictive Covenants continue in all respects.

Exhibit A Initials
_____ / _________

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3. In no event shall anything in this Exhibit A prohibit or restrict the right of Grower and its controlled Affiliates to trade securities or financial instruments (whether physical or derivative, including any OTC derivative or other instrument referenced to such security or financial instrument) of any publicly-traded or listed issuer, whether traded on a United States exchange, a Canadian exchange or any other international exchange or equivalent thereto, except that Grower and its controlled Affiliates (A) may not own more than 10% of the common equity (assuming the conversion and exchange of all securities which are convertible into, or exchangeable for, common equity), and (B) may not have any director, officer or employee of Grower or any of its controlled Affiliates serve as a director, of any publicly-traded or listed issuer that, as a primary line of its business, conducts, or engages in, the Mastronardi Business except in furtherance of the Agreement of which this Addendum is a part.

4. If any court of competent jurisdiction determines that any of the covenants set forth in the Agreement, or any part thereof, is unenforceable because of the duration, geographic scope or terms of such provision, such court shall have the power to modify any such unenforceable provision in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to the Agreement or by making such other modifications as it deems warranted for the purpose to carry out the intent and agreement of the Parties as embodied in the Agreement to the maximum extent permitted by applicable law.

5. Grower hereby acknowledges and agrees that a breach of this Agreement with respect to provisions relating to the restrictive covenants will cause Mastronardi or the other Mastronardi Parties irreparable damages, for which an award of damages would not be adequate compensation and agrees that, in the event of such breach or threatened breach, such opposing Party will be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court, in addition to any other remedy to which such other Party may be entitled under applicable law, including equity, without posting of a bond or proving actual harm. Such remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under applicable law including equity.

Exhibit A Initials
_____ / _________

ADDENDUM I.A

Facilities

I.A.	Keystone Regional Industrial Park

Grower’s Designated Facility:	Pueblo County, Colorado
Facility Name:
Facility Address:
Facility Products:	Any or all of, tomatoes, cucumbers, peppers, berries, lettuce and other leafy greens
Initial Production Acres:	to be determined
Initial Facility Term:	10 years
Initial Term Commencement Date:	Date of first commercial planting, expected to occur in____________(month) of 20__

SCHEDULE 1 TO ADDENDUM I.A

Description of Products

Products	Packaging
Any or all of, tomatoes, cucumbers, peppers, berries, lettuce and other leafy greens	to be determined

“GROWER” Vetanova Inc., a Nevada corporation	“MASTRONARDI” Mastronardi Produce Limited, an Ontario corporation

By:	By:

Print Name:	Print Name:

Title:	Title:

Date Signed:	Date Signed:

I have authority to bind the corporation	I have authority to bind the corporation

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MASTER EXCLUSIVE PURCHASE & MARKETING AGREEMENT (USA GROWER)

This Master Exclusive Purchase and Marketing Agreement (“Agreement”) is made as of this __ day of ________, 20__ (the “Effective Date”) between Vetanova Inc., a Nevada corporation (“Grower”) and Mastronardi Produce Limited, a corporation incorporated pursuant to the Laws of the Province of Ontario, Dominion of Canada (“Mastronardi”). Mastronardi and Grower are collectively the “Parties” and each a “Party”.

Recitals

A. Mastronardi is engaged in business as an importer, marketer, and/or dealer of fruits and vegetables with experience in domestic and international markets.

B. Grower conducts business as a cultivator, grower, harvester, producer, marketer and seller of protected agriculture (including greenhouse) grown fresh produce, including, the products set forth on Schedule 1 of the applicable Addendums to this Agreement (collectively and as applicable, the “Products”).

C. Grower owns, leases or otherwise occupies lands and facilities suitable for the commercial production and sale of Products, including, without limitation, the lands and all other buildings, structures, ancillary facilities, real property, fixtures, equipment and personal property used in connection therewith located upon the lands at the Grower’s designated facility (or facilities) as applicable and set forth in Addendums to this Agreement (each a, “Facility” and collectively, the “Facilities”).

D. The Parties agree to set forth each Facility that is subject to this Agreement in consecutive Addendums, commencing with Addendum I.A, I.B.., and so forth, as additional Facilities may be added after the Effective Date, each of which is incorporated into this Agreement. In the event that the Parties fail to execute an Addendum for a Facility, such Facility shall be deemed included within and subject to the terms and conditions of this Agreement.

E. Mastronardi and Grower wish to enter into an agreement by which they will cooperate in the growing, cultivation, harvesting, production, packing and general operation of the Facility, and sale of Products from the Facility by Grower to Mastronardi, upon terms and conditions set forth in this Agreement.

Therefore, in consideration of the mutual covenants herein contained, and of other good and valuable consideration, the Parties incorporate the above Recitals and further agree as follows:

Grower’s responsibilities include the following:

1.

1.1. Grower hereby agrees to cultivate, grow, harvest, produce, and sell certain types and quantities of Products, and Mastronardi hereby agrees to purchase certain types and quantities of Products from Grower, in accordance with the terms and conditions of this Agreement. Grower shall grow such Products on the lands comprising of each Facility as set forth in the Addendums. Any additional or change in the geographic location of a Facility must be agreed to by the Parties in writing. Grower is responsible for the production, management, administration and operation of all Facilities and will package all Products applicable to this Agreement.

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1.2. During the Term, Grower will, (i) not reduce the growing acres, growing capacity or packaging capacity of any Facility without the prior written consent of Mastronardi, and (ii) use best efforts to cultivate, grow, harvest, produce, package, deliver and sell Products of the Facilities to Mastronardi as contemplated under this Agreement.

2. Exclusivity; Marketing; Quality; Title; Packaging; Branding.

2.1 Exclusive Production. Beginning on the Initial Term Commencement Date and for the remainder of the Term, Grower shall use one-hundred percent of each Facility in furtherance of the purpose of this Agreement, which includes, without limitation, the entire growing, production, cultivating, harvesting, grading, packaging, distribution and warehousing capacity of each Facility (collectively, the “Production Space”) where Grower or any of its Affiliates, any or all of, grows, produces, cultivates, harvests, packages, distributes or warehouses Products, to manufacture and sell Products for Mastronardi’s purchase, in accordance with the terms and conditions set forth in this Agreement. For greater certainty, Production Space shall include such space that is a result of the direct or indirect expansion (by way of new construction, acquisition, lease, or otherwise) in any or all of the, growing acreage, growing capacity, or growing, grading, packaging, distribution, warehousing, or related operations of the Facility.

2.2 Exclusive Marketing and Distribution; Liquidated Damages. The Parties further agree that Mastronardi is appointed by Grower as the sole and exclusive distributor of Products for all Facilities and Grower shall only utilize the Facilities in furtherance and in accordance with the terms of this Agreement and Grower shall not directly or indirectly sell, market or distribute the Products, except through Mastronardi. If either or both, (i) Grower intentionally fails or refuses to plant varieties, grow or deliver Products in accordance with the terms and conditions of this Agreement (including a failure or refusal to replanting any diseased or destroyed crop at Mastronardi’s direction), or (ii) any breach in exclusivity of this Agreement by Grower; then Grower shall pay to Mastronardi as liquidated damages the sum of $50,000.00 USD for each acre assigned to Mastronardi for the growing season in which the breach occurs and applies, and for each remaining growing season thereafter for which such breach, violation or exclusivity is violated on a per acre basis. Any partial breach or violation of an acre shall be deemed a breach of the entire acre. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith.

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2.3 Compliance Requirements. Grower covenants, guarantees, warrants and agrees that throughout the Term of this Agreement, including any renewal or extension thereof: (a) The quality of the produce delivered by Grower to Mastronardi from the Facilities shall fulfill the requirements of all applicable Laws, including, all Produce and any other products in connection with this Agreement shall be, free of contaminants prohibited by the Laws of all applicable jurisdictions where Products are grown, harvested and sold, will be unadulterated, properly labeled (including Country of Origin Labeling Laws), comply with weight requirements, grown, handled, wholesome, merchantable and fit for human consumption in accordance with all applicable Laws, (b) Grower is properly registered or shall be registered prior to commencing production, by the United States Food and Drug Administration under the Bioterrorism Act of 2002 and further warrants that it will actively maintain a third party food safety certification from certifying entities recognized in the United States and Canada and further warrants that it will actively maintain a third party food safety certification to the standard required by the top three retailers that sell the Products in North America from certifying entities recognized in the final importing country, and certifications that Grower meets or exceeds applicable Global Food Safety Initiative Standards. Grower will provide a current certificate, audit report, water testing results, and proof of United States Food and Drug Administration (FDA) registration to Mastronardi, (c) The Products will be grown and harvested in compliance with all Good Agricultural Practices and Good Handling Practices for growing and harvesting the Products, and Grower will employ Good Manufacturing Practices and Grower shall provide information requested by Mastronardi to comply with the Foreign Supplier Verification Program under the FDA, and the Food Safety Modernization Act (“FSMA”), and Grower will comply with all occupational health and safety laws and regulations, all published industry standards pertaining to employment and, and all applicable labor Laws, and comply with all applicable international labor treaties, (d) Each Facility inside or outside the United State before Product is delivered to Mastronardi, will be in compliance with all applicable Laws and regulations when it enters the United States, including but not limited to the applicable portions of the Federal insecticide, Fungicide and Rodenticidc Act, the FDA, the FSMA, the and any and all other federal, state, and local Laws and regulations relating to residues, herbicides, pesticides, and other chemical products the “Pesticide Acts”), and all applicable regulations adopted under any such Laws. Likewise, Grower will not use any product banned for reasons of unacceptable health or environmental risk by the United States Environmental Protection Agency, (e) Grower will keep complete and up-to-date records, incident to its operations, including the following: Material Safety Data Sheets, dosage rate, dates of application, reason for application, and restricted use chemical permits. Grower shall provide Mastronardi with any information it may require about herbicide, pesticide, or other chemical product applications to the Products, including restricted use chemical pe1mits, chemical use reports, and Material Safety Data Sheets for each chemical applied. Grower agrees that if any chemical residues on the Product exceed tolerances permitted by the Pesticide Acts, in addition to other remedies available at Law, Mastronardi may refuse to ship or market the affected Products or any portion thereof by reason of failure to comply with the requirements of the Pesticide Acts, (f) Grower will maintain current and complete documentation related to its use of crop protection products and other chemicals, environmental management programs, occupational health and safety programs, and food safety programs, and will make such information available to Mastronardi or its duly appointed representative on request either by providing original documentation or by responding to specific inquiries/questionnaires, and (g) Grower will at all times be the sole and exclusive owner of, and has the unrestricted right to transfer, sell and convey all Products sold to Mastronardi under this Agreement, free of any and all liens and encumbrances of any kind. All of the foregoing documentation must be written in the English language. All of the terms and provisions of this paragraph are collectively referred to as the “Compliance Requirements”.

2.4 Branding. Mastronardi shall determine, in its absolute and sole discretion, the branding of Products to be marketed and sold by Mastronardi or its Affiliate under this Agreement, which may, but not be limited to include, Mastronardi’s SUNSET® brand, Mastronardi or its Affiliates’ other brands, a customer private label brand, or such other brand as determined by Mastronardi.

2.5 Quality; Title; Forecasts; Packaging.

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2.5.1 During the Term Grower shall exclusively sell to Mastronardi, and Mastronardi shall purchase from Grower, all of the Products that are any or all of, grown, produced or packaged at the Facilities and which, (i) comply with the terms of this Agreement and further meet or exceed No. 1 grade and import quality standards and equivalents thereof within the United States of America and Canada, including United States Department of Agriculture No. 1 grade and Canada Food Inspection Agency No. 1 grade, and such other export quality standards within North America; (ii) meet or exceed all standards and specifications as required by Mastronardi and its customers, which specifications Grower will be provided; and (iii) comply with the Compliance Requirements (collectively, the “Quality Products”), in accordance with the terms and conditions set forth in this Agreement. Except as expressly provided in this Agreement, Grower shall not directly or indirectly sell, on its own account, or on account of any other Person, distribute, market or sell Quality Products, except through Mastronardi or its Affiliates.

3. Grower will produce, pack and have the Products ready for pick up by Mastronardi FCA (Incoterms 2010) from either, the Facility in the United States or applicable mutually agreed upon United States warehouse or distribution facility (in each case, a “US Warehouse”) location, in accordance with this Agreement and any respective purchase orders for the Products issued by Mastronardi. Upon pick up of the Products at the Facility or US Warehouse by Mastronardi, Mastronardi assumes among the Parties, risk of loss in transport from the Facility, but does not take title until Product is received, inspected and accepted at the First Destination Point. Mastronardi will be responsible for the logistics and shipment of the Products from the pick-up from the Facility or US Warehouse to the first destination point where the Products will be first inspected, which may be at a Mastronardi or Affiliate facility, Mastronardi designated third party facility, or a Mastronardi customer facility (in each case, the “First Destination Point”), which costs are included within Mastronardi’s costs of sale and distribution and are in addition to Mastronardi’s Marketing Fee, as provided for in determining the Price.

3.1.1 Upon delivery of the Products by Mastronardi to the First Destination Point, Mastronardi (or its customer) has the right within ten (10) days of receipt of such Products at the First Destination Point (each, an “Inspection Period”), to inspect the quality of the Products and shall have the right to notify Grower that the Products fail to meet the Quality Products standards or other requirements under this Agreement (in each case, “Non-Quality Products”), in which case, subject to Mastronardi exercising its right under the Non-Quality ROFR, Grower shall accept, at Grower’s cost, a return of the Non-Quality Products as rejected under this Agreement, or otherwise provide for the destruction of such Non-Quality Products at Grower’s cost and expense. In addition, Mastronardi may, in its sole discretion as a result of Products failing to meet the Quality Products or other standards under this Agreement, grade the Products and charge Grower all costs and fees incurred incident thereto, including repack, freight and facility costs, as reasonably determined by Mastronardi. Mastronardi will provide to Grower upon request reasonable documentation for the basis of rejections. Notwithstanding anything herein or otherwise to the contrary, (i) Mastronardi shall have the right but no the requirement, to call for a USDA inspection, including within seventy-two (72) hours of receipt of the Product at the First Destination Point, and (ii) Grower will accept inspection reports, if Mastronardi elects to obtain one, from any of the following as determined by Mastronardi, as the true quality and condition of the Products for all purposes: USDA Inspection; Mastronardi or its Affiliate In-House Inspection; Mastronardi Customer Inspection; and Third Party Private Inspection.

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3.1.2 If Mastronardi (or its customer) returns, rejects or otherwise refuses the Products on the basis that the Products are Non-Quality Products, subject to Mastronardi exercising its right under the Non-Quality ROFR, Grower shall have the right, at its sole cost, to sell or otherwise dispose of such Non-Quality Products to a third party buyer, provided that Grower shall be prohibited from using any of Mastronardi’s Intellectual Property in its marketing, promotion, solicitation for orders, or other activities relating to the disposition of such Non-Quality Products, including use of any Mastronardi’s SUNSET® brand or customer brands on any packaging, documentation, or in any manner whatsoever. Notwithstanding the foregoing, Grower acknowledges and agrees that Mastronardi will not pay Grower for Products grown by Grower and sent to Mastronardi that are not Quality Products with the exception of Non-Quality Products purchased by Mastronardi or any of its Affiliates pursuant to the Non-Quality ROFR and to the extent any net sale proceeds are due Grower for such Non-Quality Products sale.

3.1.3 At any time during the Term, within an Inspection Period, Mastronardi shall have to right to notify Grower that Mastronardi or any of its Affiliates intends to purchase some or all of such Non-Quality Products at an open price after sale to a secondary market in accordance with the Price (defined below), subject to and in accordance with the other terms and conditions of this Agreement (the “Non-Quality ROFR”). If Mastronardi does not exercise its Non-Quality ROFR to purchase Non-Quality Products, such Non- Quality Products shall be deemed rejected and all costs and expenses incurred for return, handling or disposition of Non-Quality rejected Products shall be borne by Grower.

4. Forecasts; Varieties. All varieties planted are to be approved by Mastronardi in writing. Mastronardi will determine the specifications of the Product, timeframe of the crops and any interplant schedule. Given enough time to make adjustments before the beginning of each cultivation season during the Term, Grower and Mastronardi will consult with each other to plan future marketing and sales strategies for the following season, including forecasting the type of seeds and products to be grown as well as the quantities that should be cultivated for the next season and the approximate pack and schedule of delivery together with a forecast of future sales (in each case a, “Future Forecast” and collectively with the Initial Forecast referred to as a, “Forecast”). Notwithstanding anything to the contrary in this Agreement or otherwise, if Grower’s actual delivery of Product under this Agreement varies by more than ten percent above or below (10%+/-) either or both, the Forecast or any applicable pack schedule for any applicable period, then (a) in the event that the Parties agreed to any set prices during any applicable Term, at Mastronardi’s option, the Product prices for such period shall be determined based upon the Open Price method described above, and (b) for any such Product (open or set price) during any applicable Term with such Forecast variance, all such Product shall be and is deemed as non-conforming Product that does not conform to the terms of this Agreement, in which case Grower is also responsible for all costs and expense for such non-conformity including all costs and expenses incurred in obtaining conforming, replacement and/or supplemental Product, as reasonable determined by Mastronardi.

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5. Packaging. Grower will produce, pack and deliver to Mastronardi, the Quality Products in the manner set forth in this Agreement, and Mastronardi shall market and sell such Quality Products, directly or indirectly, to customers in any or all of North America, Asia or Europe. Grower will only package Quality Products under Mastronardi’s approved packaging and procedures for the growing, packaging, and shipping of the Quality Products. Mastronardi hereby represents and warrants to Grower that it owns, or has a right to use, any and all intellectual property incorporated into the packaging approved by Mastronardi. All packaging of the Quality Products shall be purchased from either Mastronardi, an approved Affiliate of Mastronardi, or an approved supplier by Mastronardi. Unless agreed to otherwise in writing by Grower and Mastronardi, on a growing season basis, packaging prices to be paid by Grower and other sale terms will be set forth in sales invoices issued by Mastronardi or an Affiliate of Mastronardi to Grower. Mastronardi may in its sole discretion design and set the specifications for the packaging materials and the placement of all labeling and markings thereon. Mastronardi may reject nonconforming packaging materials on inspection at Mastronardi’s sole discretion. Grower may not use the packaging materials for any purpose other than those expressly authorized in this Agreement and will return any unused packaging materials to Mastronardi or store such materials for later permitted use. Grower is not to inventory more than four (4) weeks of packaging materials for any given pack format. At the end of the Term, or upon any change to the packaging required by Mastronardi, Mastronardi will purchase the unused packaging applicable to the Quality Products up to the four (4) week inventory. If Grower does store more inventory levels than required by Mastronardi and the pack format changes, Mastronardi is not responsible for any dollar value, costs or other charges, claims or damages above and beyond the four (4) week inventory. Grower further warrants and represents that it will use packaging, labels, cartons, reusable plastic containers, bags and other similar materials purchased or received from Mastronardi or its Affiliate solely and exclusively in furtherance of this Agreement for which Mastronardi receives a benefit (and specifically not to benefit any competitor of Mastronardi).

6. Open Price; Marketing Fee. Mastronardi will, except as specifically set forth in this Agreement (including any Addendums) and subject to Mastronardi’s reasonable business judgment, use commercially reasonable efforts to endeavor to obtain market prices for the Quality Products that are consistent with the best and highest prices available on average over the duration of the applicable growing season, based upon and subject to seasonality, prevailing market conditions and customer commitments at the time and location of sale. Mastronardi is permitted to pool Products and costs in furtherance of utilizing its judgment during the duration of the growing season or Term. Except as may be set forth otherwise in this Agreement or in a separate written agreement by the Parties including fixed price transactions, the Parties hereby further agree and intend to establish sales terms consistent with the foregoing with respect to all produce related transactions contemplated or otherwise actually performed under this Agreement, in which case all prices include packaging and labor costs and expenses and Grower shall be paid the sale price of the Quality Product sold by Mastronardi, less a marketing fee to be paid by Grower to Mastronardi in an amount equal to ten percent (10%) of the gross sale price of the Quality Product sold by Mastronardi plus all of Mastronardi and its Affiliates’ costs incurred in the sale and distribution of the Product, as reasonably determined by Mastronardi (the “Price”).

7. Set Off Rights. Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right or remedy it has or may have, Mastronardi may, set off or recoup any liability it owes to Grower against any liability for which Mastronardi determines Grower is liable to Mastronardi or any of its Affiliates, including, any amounts owed for packaging, seeds, claims, damages, advance payments or loans made to Grower or any Affiliate. The Parties hereby agree and intend to establish a running account that runs to the end of each relevant growing season and, therefore, is not a divisible contract for the sale of produce.

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8. Expansion of Production or Facilities.

8.1 Additional Production. Products to be sold by Grower to Mastronardi are intended to include the entire Production Space of the Facilities. The Parties agree that any products that arise as a result of the direct or indirect expansion in growing acreage or growing operations by Grower including any Affiliates or Persons under common control that utilize some or all of the same assets or operations of the Facilities (including by way of example, any or all of shared or common real property, personal property, production, grading, packaging, shipping, administrative, office, ingress, egress, basins, infrastructure, heating, ventilation, cooling systems, basin, stormwater, computer and labor management systems) (the “Additional Products ROFR”). The Additional Products ROFR shall be provided to Mastronardi in writing (in each case, a “RFR Notice”), in which case and at Mastronardi’s election to be made within thirty business days of receipt of a RFR Notice, Mastronardi shall have the right to elect to include any or all of such Additional Products with the Products of this Agreement (“RFR Election”) for the remainder of the Term for the applicable Facility. Grower’s failure to grant Mastronardi any right of first refusal shall be deemed a breach of the exclusivity provisions of this Agreement, and for each failure Grower shall pay to Mastronardi for the remainder of the Term liquidated damages in the sum of $50,000.00 USD for each acre used to grow the Additional Products for the growing season in which the breach occurs, and for each remaining growing season thereafter for which such exclusivity is violated on a per acre basis for the remainder of the Term for each applicable Facility. Any partial breach in exclusivity of an acre shall be deemed a breach of the entire acre. The remedies in this section are in addition to any other actions or remedies Mastronardi may be entitled to under applicable Law. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith.

(a) Additional North America Facilities. In the event that during the Term, Grower, or any of Growers’ Affiliates, directly or indirectly, conduct business in the growing, harvesting or manufacturing of fresh produce from protected agriculture facilities, including controlled environment high-tech greenhouses for the manufacturing, distribution, marketing and sale of fresh produce located in the geographic area (the, “Territory”) that encompasses North America including, the United States, Canada and Mexico, including their respective protectorates (in each case, a “New Grower Facility”), then each New Grower Facility shall be and is hereby deemed, at Mastronardi’s election on a product by product basis, to be under a purchase and marketing agreement with Mastronardi for a term equal to ten (10) years and under the same material terms and conditions of this Agreement, as applicable to each New Grower Facility, as may be amended, replaced or superseded by the written agreement of the Parties, which grower agreement terms shall survive any subsequent termination of this Agreement (the, “New Grower Facility ROFR”). With respect to Mastronardi’s timing in which to elect to exercise its New Grower Facility ROFR under this Section, the provision and time frame of the RFR Notice and RFR Election above for Additional Production will apply to each New Grower Facility on a case by case and product by product basis. The Parties agree that the intent of this provision is to insure that all fresh produce products grown directly or indirectly in a New Grower Facility during the Term, shall first be offered to be sold and marketed by Mastronardi in accordance with the provisions set forth herein for an Initial Term of ten (10) years. Grower’s failure to grant Mastronardi any right of first refusal with respect to each New Grower Facility shall be deemed a breach of the exclusivity provisions of this Agreement, and for each failure Grower shall pay to Mastronardi for the remainder of the Term liquidated damages in the sum of $50,000.00 USD for each acre used to grow the production of the New Grower Facility for the growing season in which the breach occurs, and for each remaining growing season thereafter for which such exclusivity is violated on a per acre basis for the remainder of the Term. Any partial breach in exclusivity of an acre shall be deemed a breach of the entire acre. The remedies in this section are in addition to any other actions or remedies Mastronardi may be entitled to under applicable Law. The Parties further agree that damages would be difficult to ascertain and that the provisions of this Section are reasonable and have been negotiated in good faith. For purposes of determining a New Grower Facility for which Mastronardi makes a RFR Election, the “same material terms and conditions of this Agreement” means that, the same terms and conditions of this Agreement shall apply as to all New Grower Facilities, except that, (i) the Parties will identify the specific facility (that will then become a, Facility) and location and number of growing / production acreage, (ii) the varietals to be grown will be determined in accordance with the terms of this Agreement and may differ from another Facility, and (iii) the applicable Facility term will commence as of the date of first commercial planting.

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8.2 The Additional Products ROFR and New Grower Facility ROFR are collectively referred to as the, “ROFR’s” and individually as a “ROFR”). The ROFR’s shall be further subject to the following:

(a) Each RFR Notice under the ROFR’s shall, (a) be provided to Mastronardi, no earlier than one (1) year prior, and no later than six (6) months before, the expected first commercial harvest for the applicable growing / production acreage to the ROFR’s (provided that Mastronardi has the right and discretion to waive such notice provisions), and (b) contain with reasonable specificity, the following: (A) the geographical location within the Territory of the Facility for which the additional growing acreage or growing operations and/or the New Grower Facility is located within the Territory, (B) the amount of growing / production acreage, (C) the design and build specifications of the applicable additional growing acreage and/or production capacity of the New Grower Facility, and (D) the date of expected first commercial harvest for such additional or New Grower Facility production.

(b) Each RFR Notice under the ROFR’s shall also provide contingency information in the event that Mastronardi does not elect to proceed under the applicable ROFR, which shall include the following: (A) the location and identification of each variety to be planted, (B) the amount of growing / production acreage for each variety, (C) the crop mix and planting schedule, and (D) length of the growing season for each variety which shall be set for an industry recognized growing season that will not include any short or bumper crop, and will not consist of any varietal that are proprietary to Mastronardi (collectively, the “Contingency Information”). Upon receipt of a RFR Notice that complies with all of the foregoing and time being of the essence, Mastronardi will thereafter have as provided for above, a thirty (30) business day period under the ROFR’s from receipt of the applicable RFR Notice in which to make an RFR Election under the applicable ROFR (the “Election Period”). Any deficiencies in any RFR Notice including compliance with the time period in which to provide the RFR Notice shall be a complete bar in which Grower may proceed with the underlying transaction contemplated in the Contingency Information, and Mastronardi’s rights under the ROFR’s, including the rights to provide a RFR Election during the Election Period, shall renew on an evergreen basis.

(c) In the event of either or both, the Additional Products ROFR or a New Grower Facility ROFR, the Parties shall promptly document such undertakings in the form and consecutive addendum and schedules to this Agreement consistent with the Addendum I.A, Schedule 1, attached hereto; provided, however, the failure to document addendums and schedules shall not invalidate the obligations and rights provided for in this Agreement.

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(d) In the event that Grower has provided a timely and valid Additional Products ROFR and New Grower Facility ROFR, as applicable, and Mastronardi has timely elected not to proceed with such ROFR or otherwise not responded to the RFR Notice within the applicable Election Period, Grower may proceed with the transaction in the manner set forth in the RFR Notice and the Contingency Information, and in accordance with the Permissive Activities as defined and set forth in Exhibit A, provided, however, in the event that during the Term, Grower and/or the facility operations contemplated under the applicable RFR Notice are not consistent with the RFR Notice including the Contingency Information variance in varieties, crop mix and planting schedules, then Mastronardi’s rights under the ROFR’s, including the rights to provide a RFR Election during the Election Period, shall renew on an evergreen basis.

9. Grower Liaison. Mastronardi at its own discretion may maintain, at its own expense, at the Facilities, a member of its organization at any time during the Term, including, before, during or after the growing season in coordination with Grower’s management team and growing schedule to undertake actions consistent with this Agreement, including, administration questions related to the fulfillment of Mastronardi and Grower obligations set out in this Agreement and verification of the quantities and qualities of the Products produced at the Facility. Grower shall provide, at no cost to Mastronardi, reasonable office facilities to accommodate any Person designated by Mastronardi pursuant to this section.

9.1. Grower will actively pursue obtaining and shall maintain as applicable for all Products sold to Mastronardi during the entire Term, products liability insurance covering risks for Products shipped to Mastronardi in the United States and Canada with a minimum coverage of $2,000,000 USD per incident and with Mastronardi as an additional named insured on such policy and Grower will further provide Mastronardi with a certificate of insurance reflecting such coverage. Grower will completely indemnify Mastronardi against any product liability claims that arise or relate to the Products that are directly or indirectly caused by or attributable to Grower. Grower hereby further agrees to fully indemnify Mastronardi, and to fully provide for the cost of any defense and to hold Mastronardi and any and all of its Affiliates, subsidiaries, parents, officers, directors, owners, employees and agents, completely harmless from any and all liability arising out of Grower’s failure, for any reason, to comply with the Grower’s warranties, representations and obligations in this Agreement. Mastronardi has full discretion to honor any customer request to return or reject Products previously purchased or delivered when such customer request is based upon any import alert or other recall or product safety announcement by any Governmental Authority, or in circumstances that Mastronardi believes is appropriate to protect its image and brand.

10. Notice. All communications between Mastronardi and Grower for the purposes of this Agreement shall be delivered by either, hand delivery, email or overnight currier, at the address shown below for Mastronardi, and at Grower’s Address for Notice as set forth in the applicable Addendum I:

Mastronardi Produce Limited

2100 Road 4 East

Kingsville, Ontario

Canada N9Y 2E5

Attention: Paul Mastronardi

Email Address: Paul.Mastronardi@sunsetgrown.com

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With copies to:

Paul Mastronardi; Paul.Mastronardi@sunsetgrown.com

Kevin Safrance; Kevin.Safrance@sunsetgrown.com

Jason Whitcher; Jason.Whitcher@sunsetgrown.com

David Einstandig; David.Einstandig@sunsetgrown.com

Any transmission by e-mail will be deemed to have been presumably received on the business day next following the transmission of such communication by e-mail, subject to reasonable proof that the communication was received. Any communication delivered by hand will be deemed to have been received on the date of receipt. Any communication sent by internationally recognized courier will be deemed to have been received on the date of receipt as shown in the records of the courier service used for such delivery.

11. Assignment. This Agreement may be assignable by Mastronardi either directly or indirectly, to an Affiliate of Mastronardi or to a successor of Mastronardi in connection with a sale of substantially all of the equity or assets of Mastronardi. Grower shall not assign this Agreement or any obligations therein without the prior written consent of Mastronardi

12. Confidentiality. Mastronardi and Grower shall during the Term of this Agreement and thereafter treat as confidential any and all information learned by the other concerning the non-public business or affairs of the other including, but not limited to, all documents, pacts, agreements, contracts, price policies, letters of credit, designs, verbal, written, electronic, digital, etc. information (“Confidential Information”) and, in particular, Grower and Mastronardi agree that no Confidential Information available for both Parties in this Agreement shall be shared with third parties without the written permission of both parties. In the event a Party receives a subpoena or other court or similar process for Confidential Information, such receiving Party shall promptly notify the other Party of such facts in order for such Party to undertake a timely objection to such process or proceeding. The term Confidential Information does not include information which: (i) is already in a Party’s possession if such information is not subject to another confidentiality agreement with the non-disclosing Party; (ii) is currently available from public records; (iii) becomes generally available to the public other than as a result of a disclosure by a Party, its managers, members, directors, officers, shareholders, employees, agents or advisors; (iv) becomes available to a Party on a non-confidential basis from a source other than the non-disclosing Party, provided that such source is not bound by a confidentiality agreement with the non-disclosing Party; or (v) is independently developed by the Party without regard to Confidential Information as evidenced by contemporaneous written documentation. These confidentiality provisions are intended to be construed in connection with and not in replacement of any non-disclosure and confidentiality agreement that governs the parties that was entered into contemporaneously or prior to the Effective Date, provided, however, if there is any conflict between the governing Law and choice of forum provisions, the provisions of this Agreement for governing Law and choice of forum shall prevail. The relationship between Mastronardi and Grower is that of an independent contractor and each Party will be responsible for the remittance of its own employee deductions and taxes. Neither Party will have any right to any additional remuneration or benefits provided by a Party to its employees. Mastronardi and Grower will be responsible for their own remittance of any income, goods and service, or other applicable taxes. Grower and Mastronardi will be responsible for their own professional expenses, including legal, accounting, and other professional fees.

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13. Term.

13.1. Initial Term. The initial term of this Agreement shall be for ten (10) years commencing on the Initial Term Commencement Date as set forth in the applicable Addendum for each Facility, such Initial Term Commencement Dates as reasonably determined by Mastronardi; provided that the Initial Term of this Agreement shall be extended for any period in which an Initial Facility Term of a particular Facility in any applicable Addendum is in effect (the “Initial Term”). A growing season is typically a one (1) year period, provided, however, growing season and harvest dates may be reasonably adjusted by Mastronardi based on planting schedules, product quality, market and other conditions. In the event of any discrepancy as to the growing season and harvest dates under this Agreement, any and all such discrepancies shall be determined by Mastronardi. For clarity, the Parties intend that Mastronardi shall be afforded the exclusive right to distribute and market Products for the an initial term of ten (10) years (plus any Renewal Term) on a Facility by Facility basis (and as otherwise provided for in the ROFR’s that may be on a facility by facility or variety by variety basis, at Mastronardi’s election) for all Facilities owned or controlled by Grower in the Territory until such time as this Agreement is terminated as provided for herein.

13.2. Initial Facility Term; Renewal Term. At the end of the Initial Facility Term set forth in Addendum I for each applicable Facility, the Initial Facility Term for each applicable Facility shall be automatically extended for additional three (3) year terms (in each case a, “Renewal Term”), unless terminated by written notice by one Party to the other Party not later than two (2) calendar years prior to the end of the then applicable Term, on a Facility by Facility basis. The Initial Facility Term and any Renewal Term shall be collectively referred to as the “Term.”

14. Termination.

14.1. Notwithstanding the above, this Agreement may be immediately terminated by either Party if:

(a) at the election of the other Party, if bankruptcy or insolvency proceedings are instituted by or against a Party, that are not otherwise dismissed within ninety (90) days of implementation of such proceedings that are not voluntarily commenced by the applicable Party;

(b) the Parties mutually agree in writing; or

(c) at the election of the non-breaching Party, upon the breach of any provision of this Agreement by the breaching Party, which has not been corrected within thirty (30) days of the giving of the notice of such breach by the non-breaching Party to the breaching Party, provided, however, the obligation of Grower to either or both, timely deliver Products and maintain exclusivity for all Production Space in favor of Mastronardi shall at Mastronardi’s election not be subject to cure.

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15. All payments to be made by Mastronardi to Grower for the Products purchased by Mastronardi in accordance with this Agreement, shall be made by bank transfer or any other means acceptable to both Parties in US dollars. All payments to be made by Mastronardi to Grower shall be paid no later than twenty-four (24) calendar days after the date of delivery of the Products to the First Destination Point. Grower will provide to Mastronardi on an ongoing basis the name of its bank and its account number for bank transfer purposes. Grower shall provide Mastronardi with the corresponding invoices, which shall comply with all the legal and tax requirements established by the then applicable Laws.

16. Indemnification. Grower covenants and agrees to fully indemnify, defend and hold Mastronardi, its Affiliates, subsidiaries, officers, directors, employees, contractors, representatives, attorneys-in-fact, agents and any other Persons for whom Mastronardi is legally responsible (collectively, the “Mastronardi Parties”), harmless, individually and collectively, from and against any and all costs (including attorney fees, consultant fees and expert fees), claims, liens, damages, losses, expenses, fees, fines, penalties, proceedings, actions, demands, causes of action, liability and suits of any kind and nature, including but not limited to, personal or bodily injury, death and property damage, made upon any of the Mastronardi Parties, directly or indirectly arising out of, resulting from or related to: Grower, its Affiliates, subsidiaries, officers, agents, representatives, contractors, employees, directors or Person for whom Grower is legally responsible (collectively, the “Grower Parties”), (i) breach of this Agreement or any other agreement with Mastronardi, and (ii) any of the Grower Parties’ acts or omissions, including negligence or intentional misconduct and any acts or omissions of any Grower Parties while in the exercise of performance of the rights or duties under this Agreement or otherwise. The provisions of this indemnity are solely for the benefit of the Mastronardi Parties hereto and not intended to create or grant any rights, contractual or otherwise, to any other Person or entity. Grower shall notify Mastronardi in writing within 24 hours of any material claim or demand against Mastronardi related to or arising out of Grower’s activities under this Agreement and Grower shall see to the investigation and defense of such claim. Mastronardi shall have the right, at its option and at its own expense, to participate in such defense without relieving Grower of any of its obligations under this paragraph.

17. Restrictive Covenants. Grower agrees and shall be subject to and governed by the terms of Exhibit A, including the non-Solicitation and Employ and Non-Competition provisions, set forth and incorporated herein.

18. Governing Law Choice of Forum. The validity, construction and interpretation of this Agreement and the rights and duties of the Parties hereto, shall be governed by and construed in accordance with the laws of the State of Michigan, excluding its conflict of laws principles. Any legal action or proceeding arising under this Agreement will be brought in the state and federal courts located in the Eastern District of Michigan and the Parties hereby irrevocably consent to the personal jurisdiction and venue therein.

19. Survival. Termination or expiration of this Agreement shall not prejudice any rights and remedies of either Party which may have accrued under this Agreement up to the date of termination or expiration and shall not affect any provision of this Agreement which is expressly or by implication intended to come into or remain in effect on or after termination, including, without limitation, Section 11 (Confidentiality), Section 16 (Indemnification), Section 17 (Restrictive Covenants), Section 18 (Governing Law; Choice of Forum), Section 19 (Survival), Section 20 (Incorporation), Section 21 (Definitions), Section 22 (Miscellaneous), Section 23 (Waiver of Jury Trial) and Section 24 (Force Majeure).

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20. Incorporation of Addendums, Appendices, Schedules and Exhibits. Except as set forth expressly to the contrary, any and all Addendums, Appendices, Schedules and Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full in this Agreement.

21. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

(b) “Governmental Authority” means the government of the United States, Canada, Mexico or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

(c) “Law” and “Laws” means, collectively, all international, foreign, Federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law.

(d) “Person” means an individual, corporation, limited liability company, partnership, joint venture, trust or any other organization or association or other form of business enterprise or a Governmental Authority.

22. Miscellaneous. This Agreement may be executed in counterpart copies, and, in the absence of an original signature, faxed, PDF or other electronic signatures will be considered the equivalent of an original signature. If a provision of this Agreement is held invalid under any applicable Law, such invalidity will not affect any other provision of this Agreement that can be given effect without the invalid provision. Further, all terms and conditions of this Agreement will be deemed enforceable to the fullest extent permissible under applicable Laws, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect.

23. WAIVER JURY TRIAL. THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS AND DEALINGS BETWEEN THE PARTIES TO THIS AGREEMENT (INCLUDING ALL CLAIMS IN TORT, CONTRACT OR OTHERWISE), AND AGREE THAT ANY SUCH ACTION PERMITTED BY THIS AGREEMENT TO BE TRIED BEFORE A COURT OF COMPETENT JURISDICTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

24. Force Majeure. If a Party is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of any cause beyond the reasonable control of such Party, including (but only to the extent beyond the reasonable control of such Party), fire, flood, storm, strike, lockout or other similar work stoppage, embargoes or blockades, any applicable Laws, judicial or administrative process or proceeding, proclamation, ordinance, executive order, demand or requirement of any Governmental Authority, pandemic, riot, war, rebellion, emergencies, terrorist act, terrorism, earthquakes, hurricanes, nuclear accident, power outage, blackout, shortage of adequate power or transportation facilities, or other acts of God (in each case, a “Force Majeure Event”), then upon written notice to the other Party, the affected provisions and/or other requirements of this Agreement, including regarding, payment for interrupted services or obligations to purchase any or all requirements, shall be suspended or reduced by an amount consistent with reductions made to the other operations and business of such Party affected by the Force Majeure Event, and during the period of such disability, the affected Party shall have no liability to the other Party in connection therewith to the extent of such impairment and unless the affected Party is covered by insurance for a portion or all of the amount of loss owed to the other Party; provided, however, that upon the occurrence of a Force Majeure Event, the affected Party shall promptly implement its own business continuity plan and disaster recovery plan, as applicable, in order to resume its obligations and duties under this Agreement.

The Parties have executed this Agreement to be effective on and as of the Effective Date.

(Signatures contained on next page)

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“GROWER”	MASTRONARDI

VETANOVA INC.	PRODUCE LIMITED “MASTRONARDI”

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

Signed in	Signed in

I have authority to bind the above company	I have authority to bind the corporation

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EXHIBIT A

Non-Solicitation and Non-Competition Restrictive Covenants

Grower and Mastronardi further agree to the following Non-Solicitation and Non-Competition provisions. Capitalized terms not otherwise defined in this Exhibit A will have the meanings set forth in the body of the Master Exclusive Purchase and Marketing Agreement of which this exhibit is a part.

1. Additional Definitions.

(a) “Mastronardi Business” means the business of Mastronardi and its Affiliates consisting of any or all of, the (i) growing, producing, procuring, packaging, warehousing, selling, marketing and distributing Mastronardi Products, and (ii) any services or products related to the foregoing.

(b) “Mastronardi Products” means, fresh produce products that are, (i) Products that are any or all of, grown, harvested, packaged, furnished, distributed or sold from operations of the Facility to Mastronardi at any time during the Term of the Agreement, and (ii) field or protected agriculture manufactured fresh produce products (including greenhouse products) consisting of, (y) fresh tomatoes, cucumbers, peppers, lettuce, leafy greens and berries (including strawberries, raspberries, blueberries, blackberries), and (z) any other produce products that are offered for sale by Mastronardi or its Affiliates in North America at any time during the Term.

2. Grower on behalf of Grower and Grower Parties acknowledge and agrees that as a result of entering into the Agreement and conducting business with Mastronardi, including the development and operation of a Facility, Grower and Grower Parties have intimate knowledge of the Mastronardi Business, including knowledge of Mastronardi’s Confidential Information and relationships with its customers, vendors, suppliers and growers, and that such knowledge and relationships are such that if Grower or Grower Parties were to compete with Mastronardi or the other Mastronardi Parties within the geographical area that encompasses North America, including the United States, Canada and Mexico (collectively, the “Territory”), Mastronardi would be severely and irreparably damaged, and that the restrictive covenants are a fundamental element of the transactions contemplated under the Agreement. Accordingly, Grower and Grower Parties shall not, and shall cause the other Grower Parties not to, directly or indirectly, either individually, in partnership, jointly, or in conjunction with, or on behalf of, any Person, other than for the direct benefit or upon the written permission of Mastronardi that specifically references this Exhibit A, do any of the following:

(a) Non-Solicitation and Employ During the Term of the Agreement and for a period of two (2) years thereafter, employ or engage, recruit, solicit, attempt to employ or engage, or affirmatively assist any other Person in employing, engaging or soliciting for employment or engagement any employee of Mastronardi or any of its Affiliates without first obtaining Mastronardi’s express written consent. Nothing contained herein shall preclude the hiring of any such employee who responds to a general solicitation of employment through a general advertisement not targeted specifically at Mastronardi, its Affiliates or their respective employees, provided that such general advertisement was not directly or indirectly instructed or induced by the Grower or any of the other Grower Parties to solicit the employees of Mastronardi or its Affiliates;

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(b) No Solicitation of Customers. During the Term of the Agreement and for a period of two (2) years thereafter, solicit sales of any fresh produce products sold or distributed by Mastronardi or its Affiliates in the Territory, Asia or Europe, for a period of two years following the termination of this Agreement, from any customer of Mastronardi or any customer introduced by Mastronardi to Grower, without the prior written consent of Mastronardi; and

(c) Non-Compete Mastronardi Business. During the Term of the Agreement, invest, sell, manage, endorse, support, promote, advertise, market, sponsor, operate, control, provide any form of assistance to, or provide services or products, or otherwise engage in any undertaking that compete with the Mastronardi Business in the Territory provided, however, in the event that Grower is not in breach of the Agreement or any other agreement among Grower and/or its Affiliates, and Mastronardi and/or its Affiliates, the following shall be permitted subject to the terms and conditions set forth, below:

Permissible Activities. Under Section 7.2(d) of the Agreement, in the event that Grower has provided a timely and valid Additional Products ROFR and New Grower Facility ROFR, as applicable, and Mastronardi has timely elected not to proceed with such ROFR or otherwise not responded to the RFR Notice within the applicable Election Period Agreement, Grower may proceed with the transaction in the manner set forth in the RFR Notice and the Contingency Information, and in accordance with the following Permissive Activities, which means that with respect to such fresh produce products that are grown and harvested at Facilities within the Territory for which such RFR Election was not exercised (collectively, “PermissiblebProducts”), Grower may market, sell and distribute such Permissible Products within the Territory only to third parties that are (A) non-related and/or unaffiliated to Grower, its Affiliates, subsidiaries, officers and Persons for whom Grower is legally responsible or controls and (B) to industry recognized bona fide third party marketers (collectively, the “Permissible Activities”), provided that under no circumstances shall Grower use or identify such Permissible Products with any trade name, trademark, or other marks associated with Mastronardi, including its SUNSET® brand and no Mastronardi related packaging or similar materials shall be used to transport, sell, distribute or otherwise dispose of such Permissible Products, without express written authority to use from Mastronardi. Notwithstanding anything to the contrary, Grower shall not be afforded any Permissible Activities with respect to any Permissible Products that represent growing / production acreage that is not in conformity with the Contingency Information during the five (5) year period from the first commercial harvest, on a variety by variety and grower / production acreage amount and location basis. For clarity, not in conformity with the Contingency Information, includes, without limitation, any fact or circumstance inconsistent with the Contingency Information, such as any change or modification in the items set forth in any or all of Sections 7.2(b)(A) through (D), or any fact or circumstances in which Grower would be reasonably deemed to directly or indirectly circumvent the intent of this Amendment. In the event and in each and every case that any growing / production acreage in any Grower Facility is not in conformity with the Contingency Information, such growing / production acreage shall be subject to the ROFR’s on an evergreen basis, and Mastronardi shall be afforded all rights to make a RFR Election under the Additional Products ROFR and New Grower Facility ROFR, as applicable. Except for the Permissible Activities as permitted in this Amendment, the Restrictive Covenants continue in all respects.

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3. In no event shall anything in this Exhibit A prohibit or restrict the right of Grower and its controlled Affiliates to trade securities or financial instruments (whether physical or derivative, including any OTC derivative or other instrument referenced to such security or financial instrument) of any publicly-traded or listed issuer, whether traded on a United States exchange, a Canadian exchange or any other international exchange or equivalent thereto, except that Grower and its controlled Affiliates (A) may not own more than 10% of the common equity (assuming the conversion and exchange of all securities which are convertible into, or exchangeable for, common equity), and (B) may not have any director, officer or employee of Grower or any of its controlled Affiliates serve as a director, of any publicly-traded or listed issuer that, as a primary line of its business, conducts, or engages in, the Mastronardi Business except in furtherance of the Agreement of which this Addendum is a part.

4. If any court of competent jurisdiction determines that any of the covenants set forth in the Agreement, or any part thereof, is unenforceable because of the duration, geographic scope or terms of such provision, such court shall have the power to modify any such unenforceable provision in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to the Agreement or by making such other modifications as it deems warranted for the purpose to carry out the intent and agreement of the Parties as embodied in the Agreement to the maximum extent permitted by applicable law.

5. Grower hereby acknowledges and agrees that a breach of this Agreement with respect to provisions relating to the restrictive covenants will cause Mastronardi or the other Mastronardi Parties irreparable damages, for which an award of damages would not be adequate compensation and agrees that, in the event of such breach or threatened breach, such opposing Party will be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court, in addition to any other remedy to which such other Party may be entitled under applicable law, including equity, without posting of a bond or proving actual harm. Such remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under applicable law including equity.

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Exhibit A

ADDENDUM I.A

Facilities

I.A.	Keystone Regional Industrial Park

Grower’s Designated Facility:	Pueblo County, Colorado
Facility Name:
Facility Address:
Facility Products:	Any or all of, tomatoes, cucumbers, peppers, berries, lettuce and other leafy greens
Initial Production Acres:	to be determined
Initial Facility Term:	10 years
Initial Term Commencement Date:	Date of first commercial planting, expected to occur in (month) of 20

SCHEDULE 1 TO ADDENDUM I.A

Description of Products

Products	Packaging
Any or all of, tomatoes, cucumbers, peppers, berries, lettuce and other leafy greens	to be determined

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“GROWER” Vetanova Inc., a Nevada corporation	“MASTRONARDI” Mastronardi Produce Limited, an Ontario corporation

By:	By:

Print Name:	Print Name:

Title:	Title:

Date Signed:	Date Signed:

I have authority to bind the corporation	I have authority to bind the corporation

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